EXHIBIT 13.1

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
01/07/19	http://grantcardonetv.com/how-to-use-leverage/	Abel Valdvia	1/7/19	3/19/19
01/14/19	http://grantcardonetv.com/single-family-vs-multi-family/	Abel Valdvia	1/14/19	3/19/19
01/28/19	http://grantcardonetv.com/how-to-write-offer/	Abel Valdvia	1/28/19	3/19/19
02/04/19	http://grantcardonetv.com/5-reasons-why-people-invest-in-real-estate-grant-cardone/	Abel Valdvia	2/4/19	3/19/19
02/11/19	http://grantcardonetv.com/how-to-compound-your-money/	Abel Valdvia	2/11/19	3/19/19
02/25/19	http://grantcardonetv.com/7-signs-you-have-a-great-deal/	Abel Valdvia	2/25/19	3/19/19
03/04/19	http://grantcardonetv.com/rent-roll/	Abel Valdvia	3/4/19	3/19/19
03/11/19	http://grantcardonetv.com/commercial-real-estate-vs-stocks/	Abel Valdvia	3/11/19	3/19/19

(1-31-2019) SEC Ad Compliance Form

1

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
2/22/19	http://grantcardone.com/how-raise-money/	Jesse Foster	2/21/19	3/19/19

(1-31-2019) SEC Ad Compliance Form

2

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
1/31/19	Footer of the website: http://cardonecapital.com/	Veronika	1/31/2019	3/19/19
1/31/19	http://cardonecapital.com/disclaimer/	Veronika	1/31/2019	3/19/19
2/11/19	http://cardonecapital.com/why-private-equity-real-estate-funds-are-superior-to-private-reits/	Veronika	2/11/2019	3/19/19
2/15/19	http://cardonecapital.com/how-to-earn-50000-a-year-in-dividends/	Veronika	2/15/2019	3/19/19
2/18/19	http://cardonecapital.com/the-truth-about-monopoly/	Veronika	2/18/2019	3/19/19
2/25/19	http://cardonecapital.com/7-signs-you-have-a-great-deal/	Veronika	2/25/2019	3/19/19
3/4/19	http://cardonecapital.com/3-kinds-of-debt/	Veronika	3/4/19	3/19/19
3/6/19	http://cardonecapital.com/analyzing-the-rent-roll/	Veronika	3/6/2019	3/19/19
3/11/19	http://cardonecapital.com/commercial-real-estate-vs-stocks/	Veronika	3/11/2019	3/19/19
3/19/19	http://cardonecapital.com/how-to-invest-in-real-estate-with-5000/	Veronika	3/19/2019	3/19/19
3/25/19	http://cardonecapital.com/how-i-raised-15-million-in-90-minutes/	Veronika
4/11/19	http://cardonecapital.com/multi-family-real-estate-is-the-best-investment/	Veronika
4/18/19	http://cardonecapital.com/the-perfect-size-deal/	Veronika
5/6/19	http://cardonecapital.com/double-down-on-your-investments/	Veronika

(1-31-2019) SEC Ad Compliance Form

3

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	3/19/19
1/28/19	http://www.youtube.com/watch?v=HkPqjKHdfDQ	Johnny	1/28/19	3/19/19
2/10/19	http://www.youtube.com/watch?v=4E7R5VbF8ro	Johnny	2/10/19	3/19/19
2/10/19	http://youtu.be/Sl9_4frZET4	Johnny	2/10/2019	3/19/19
2/11/19	http://youtu.be/i9WkbLSIcSo	Johnny	2/11/19	3/19/19
2/11/19	http://www.youtube.com/watch?v=7_jqyFxDV-U	Johnny	2/11/19	3/19/19
2/14/19	http://www.youtube.com/watch?v=zybwhxLPfqo	Johnny	2/14/19	3/19/19
2/16/19	http://www.youtube.com/watch?v=6eaAjMHyTkA	Johnny	2/16/19	3/19/19
2/16/19	http://www.youtube.com/watch?v=iaq-VLGye4Y	Johnny	2/16/19	3/19/19
2/18/19	http://www.youtube.com/watch?v=urWPYZ-lTPQ	Johnny	2/18/19	3/19/19
2/20/19	http://www.youtube.com/watch?v=he2ld-kHTiM	Johnny	no video	3/19/19
2/20/19	http://www.youtube.com/watch?v=OmdhW5PO59s&t=3s	Johnny	2/20/19	3/19/19
2/22/19	http://www.youtube.com/watch?v=m0maRTNlH6Q	Johnny	2/22/19	3/19/19
2/25/19		Johnny	no video	3/19/19
2/27/19	http://www.youtube.com/watch?v=2XFnhHSkZnM	Johnny	2/27/19	3/19/19
3/1/19	http://www.youtube.com/watch?v=Yrh_cuZ2WS0&t=156s	Johnny	3/1/19	3/19/19
3/2/19	http://www.youtube.com/watch?v=zIXeWskkSU4	Johnny	3/2/19	3/19/19
3/4/19	http://www.youtube.com/watch?v=yGQ6yDtfQEY	Johnny	3/4/19	3/19/19
3/5/19	http://www.youtube.com/watch?v=Yr7zjvmEvzc	Johnny	3/5/19	3/19/19
3/6/19	http://www.youtube.com/watch?v=i0Fx-6Hj9SM	Johnny	3/6/19	3/19/19
3/7/19	http://www.youtube.com/watch?v=cIHgQku6qa4	Johnny	3/7/19	3/19/19
3/11/19	http://www.youtube.com/watch?v=cmGPTWHmZzg	Johnny	3/11/19	3/19/19
3/18/19	http://www.youtube.com/watch?v=nDIAaaynYZU	Johnny	3/18/19	3/19/19

(1-31-2019) SEC Ad Compliance Form

4

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
1/31/19	facebook.com/grantcardonefan/posts/10156918342618563	Anthony	1/31/19	3/19/19
2/6/19	facebook.com/grantcardonefan/posts/10156933930528563	Anthony	2/6/19	3/19/19
2/11/19	facebook.com/grantcardonefan/photos/a.10150103132168563/10157009009363563/?type=1&theater	Anthony	2/11/19	3/19/19
2/17/19	facebook.com/grantcardonefan/videos/2676169319076860	Anthony	2/17/19	3/19/19
2/18/19	facebook.com/grantcardonefan/posts/10156955369908563	Anthony	2/18/19	3/19/19
3/11/19	facebook.com/grantcardonefan/photos/a.10150103132168563/10157009009363563/?type=1&theater	Anthony	3/11/19	3/19/19
3/14/19	facebook.com/grantcardonefan/posts/10156949960558563	Anthony	3/14/19	3/19/19
3/18/19	facebook.com/grantcardonefan/videos/1757351521033794	Anthony	3/18/19	3/19/19
3/23/19	facebook.com/grantcardonefan/videos/2093368097575340	Anthony
3/25/19	facebook.com/grantcardonefan/videos/374678949784899/	Anthony
4/1/19	facebook.com/grantcardonefan/videos/164918611095135/	Anthony
4/3/19	facebook.com/grantcardonefan/videos/314302839262063/	Anthony
4/3/19	facebook.com/watch/?v=2558664564203993	Anthony
4/8/19	facebook.com/grantcardonefan/posts/10157071842703563	Anthony
4/16/19	facebook.com/grantcardonefan/videos/vb.236959743562/2062165807413815	Anthony
4/22/19	facebook.com/grantcardonefan/videos/vb.236959743562/600252157154101	Anthony
5/19/19	facebook.com/grantcardonefan/videos/431704457380739/	Anthony

(1-31-2019) SEC Ad Compliance Form

5

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
5/24/19	http://fb.me/2mpTMnmf5VQ8q4G	Anthony
5/24/19	http://fb.me/1G3cJqS4A3Cn9si	Anthony
5/24/19	http://fb.me/2oaf0fMi2mkeni0	Anthony
5/24/19	http://fb.me/20COGQo7xPrTnOt	Anthony
5/24/19	http://fb.me/1Fef2T1bwKzWWGE	Anthony
5/24/19	http://fb.me/1JpBH2ef9DLvDhF	Anthony
5/24/19	http://fb.me/1I4PkXp9hrzvxj3	Anthony

(1-31-2019) SEC Ad Compliance Form

6

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
2/8/19	http://www.instagram.com/p/Btn10CkgIHM	Anthony	2/8/19	3/19/19
2/9/19	http://www.instagram.com/p/BtrW8PxHieQ	Anthony	2/9/19	3/19/19
2/23/19	http://www.instagram.com/p/BuOjkFgnhbb/	Anthony	2/23/19	3/19/19
2/26/19	http://www.instagram.com/p/BuWdPVbH1Fe/	Anthony	2/26/19	3/19/19
3/16/19	http://www.instagram.com/p/BvDLuvenvYA/	Anthony	3/16/19	3/19/19
3/25/19	http://www.instagram.com/p/BvbXqWBnRah/	Anthony
3/26/19	http://www.instagram.com/p/BvfFNwIgUgP/	Anthony
4/3/19	http://www.instagram.com/p/BvzXZa0nBdx/	Anthony
4/16/19	http://www.instagram.com/p/BwUpsfjH7PD/	Anthony
4/18/19	http://www.instagram.com/p/BwaoNBwHd5U/	Anthony
4/22/19	http://www.instagram.com/tv/BwjjCPYHctB/	Anthony
4/25/19	http://www.instagram.com/tv/BwrWk4qHpEj/	Anthony
4/26/19	http://www.instagram.com/tv/Bwvpn0VHi7i/	Anthony
5/2/19	http://www.instagram.com/p/Bw9asyqniac/	Anthony
5/2/19	http://www.instagram.com/p/Bw-rda_nQT3/	Anthony
5/11/19	http://www.instagram.com/p/BxUHn-snd7c/	Anthony
5/17/19	http://www.instagram.com/p/BxjZmCVDrrC/	Anthony

(1-31-2019) SEC Ad Compliance Form

7

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
3/22/19	twitter.com/GrantCardone/status/1109169508424577029	Anthony
3/23/19	twitter.com/GrantCardone/status/1109552037472231430	Anthony
3/26/19	twitter.com/GrantCardone/status/1110650624394305537	Anthony
3/26/19	twitter.com/GrantCardone/status/1110650624394305537	Anthony
4/3/19	twitter.com/GrantCardone/status/1113557285266239489	Anthony
4/4/19	twitter.com/GrantCardone/status/1113802063778078720	Anthony
4/8/19	twitter.com/GrantCardone/status/1115250850039988224	Anthony
4/8/19	twitter.com/GrantCardone/status/1115250850039988224	Anthony
4/9/19	twitter.com/GrantCardone/status/1115750038507012098	Anthony
4/15/19	twitter.com/GrantCardone/status/1117973923163983872	Anthony
4/16/19	twitter.com/GrantCardone/status/1118116090448576517	Anthony
4/16/19	twitter.com/GrantCardone/status/1118203734427873281	Anthony
4/26/19	twitter.com/GrantCardone/status/1121880342800080896	Anthony
5/1/19	twitter.com/GrantCardone/status/1123610785039753221	Anthony
5/20/19	twitter.com/GrantCardone/status/1130682288902033409	Anthony
5/22/19	twitter.com/GrantCardone/status/1131203045856022530	Anthony
5/24/19	twitter.com/GrantCardone/status/1131969029680312320	Anthony

(1-31-2019) SEC Ad Compliance Form

8

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
1/31/19	http://www.linkedin.com/pulse/cardone-capital-making-commercial-real-estate-grant-cardone/	Jesse Foster	1/31/10	3/19/19
2/4/19	http://www.linkedin.com/pulse/why-private-equity-real-estate-funds-superior-reits-grant-cardone/	Jesse Foster	2/4/19	3/19/19
2/6/19	http://www.linkedin.com/pulse/how-lose-700-million-grant-cardone/	Jesse Foster	2/6/19	3/19/19
2/8/19	http://www.linkedin.com/pulse/truth-monopoly-grant-cardone/	Jesse Foster	2/8/19	3/19/19
2/12/19	http://www.linkedin.com/pulse/how-earn-50000-year-dividends-grant-cardone/	Jesse Foster	2/12/19	3/19/19
3/7/19	http://www.linkedin.com/pulse/everything-you-need-know-forbes-latest-billionaires-list-cardone/	Jesse Foster	3/7/19	3/19/19
4/1/19	http://www.linkedin.com/pulse/secret-making-money-your-sleep-grant-cardone/	Jesse Foster
4/19/19	http://www.linkedin.com/pulse/your-mailbox-money-grant-cardone/	Jesse Foster
5/8/19	http://www.linkedin.com/pulse/10x-oracle-grant-cardone	Jesse Foster

(1-31-2019) SEC Ad Compliance Form

9

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
2/5/19	http://medium.com/the-10x-entrepreneur/private-equity-real-estate-funds-are-better-than-private-reits-39f232a8cc09	Jesse Foster	2/5/19	3/19/19
2/6/19	http://medium.com/the-10x-entrepreneur/how-to-lose-700-million-fd219dc512f3	Jesse Foster	2/6/19	3/19/19
2/8/19	http://medium.com/the-10x-entrepreneur/the-truth-about-monopoly-a53dc0e698bb	Jesse Foster	2/8/19	3/19/19
2/13/19	http://medium.com/the-10x-entrepreneur/how-to-best-earn-50-000-a-year-in-dividends-b63a5dd25c94	Jesse Foster	2/13/19	3/19/19
3/7/19	http://medium.com/the-10x-entrepreneur/everything-you-need-to-know-about-forbes-latest-billionaires-list-f4d6d47bca86	Jesse Foster	3/7/19	3/19/19

4/25/19	http://medium.com/the-10x-entrepreneur/your-mailbox-money-6d0116a98bc6	Jesse Foster
5/9/19	http://medium.com/the-10x-entrepreneur/the-10x-oracle-87d212ff43ac	Jesse Foster

(1-31-2019) SEC Ad Compliance Form

10

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
2/25/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/58994312	Jesse Foster	2/25/19	3/19/19
3/5/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59227831	Jesse Foster	3/5/19	3/19/19
3/11/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59353933	Jesse Foster	3/11/19	3/19/19
3/18/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59505401	Jesse Foster
3/24	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59646494	Jesse Foster
4/1/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59783773	Jesse Foster
4/8/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/59932774	Jesse Foster
4/15/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/60062780	Jesse Foster
4/22/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/60210076	Jesse Foster
5/7/19	http://www.stitcher.com/podcast/grant-cardone-3/cardone-zone/e/60537252	Jesse Foster

(1-31-2019) SEC Ad Compliance Form

11

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
1/31/19	facebook.com/notes/cardone-capital/cardone-capital-making-big-deals-available-to-everyday-investors/1614649181925624/	Veronika	1/31/19	3/19/19
1/31/19	facebook.com/cardonecapital/posts/2172881256102411	Veronika	1/31/19	3/19/19
2/11/19	facebook.com/cardonecapital/posts/2189331054457431	Veronika	2/11/19	3/19/19
2/12/19	facebook.com/cardonecapital/posts/2191526937571176	Grant	2/12/19	3/19/19
2/14/19	facebook.com/cardonecapital/posts/2194645790592624	Veronika	2/14/19	3/19/19
2/15/19	facebook.com/cardonecapital/posts/2196430177080852	Veronika	2/15/19	3/19/19
2/24/19	facebook.com/cardonecapital/photos/a.1575919832465226/2210649475658922/	Veronika	2/24/19	3/19/19
2/25/19	facebook.com/cardonecapital/posts/2212097118847491	Veronika	2/25/19	3/19/19
3/6/19	facebook.com/cardonecapital/posts/2224472814276588	Veronika	3/6/19	3/19/19
3/7/19	facebook.com/cardonecapital/photos/a.1594317567292119/2226178194106050	Veronika	3/7/19	3/19/19
3/11/19	facebook.com/cardonecapital/posts/2231268110263725	Veronika	3/11/19	3/19/19
3/15/19	facebook.com/cardonecapital/photos/a.1594317567292119/2236367419753794	Veronika	3/15/19	3/19/19
3/19/19	facebook.com/cardonecapital/posts/2241966169193919	Veronika	3/19/19	3/19/19
3/22/19	facebook.com/cardonecapital/videos/2046736298695934/	Veronika
3/23/19	facebook.com/cardonecapital/photos/a.1594317567292119/2247972445259958	Veronika
4/11/19	facebook.com/cardonecapital/posts/2275430022514200	Veronika
5/10/19	facebook.com/cardonecapital/photos/a.1594317567292119	Veronika

(1-31-2019) SEC Ad Compliance Form

12

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
1/18/19	http://www.facebook.com/themelissaharless/videos/10210979622481656/	Melissa
1/29/19	http://www.instagram.com/p/BtL8bnOHXGH/?utm_source=ig_share_sheet&igshid=droxro8sdakh&fbclid=IwAR3ZHTUYcc7tDLER58k5QskT2YrvEholOdGP3trLZUZwUW3KfznYsP4enN0	Melissa
1/31/19	http://www.instagram.com/10xgrowthconference/?fbclid=IwAR3G51WqmTiH__ayMBxGQ5E-MdX-pUEH2CwGfpzyWOMa1LzmcvUKUj9cXHM	Melissa
3/8/19	http://www.facebook.com/themelissaharless/videos/10211254143384507/	Melissa
3/15/19	http://www.facebook.com/photo.php?fbid=10211285957059829&set=gm.402797060510208&type=3&theater&ifg=1	Melissa
3/27/19	http://www.facebook.com/photo.php?fbid=10211345702673432&set=gm.408834586573122&type=3&theater&ifg=1	Melissa
4/17/19	http://www.facebook.com/themelissaharless/videos/pcb.420044322118815/10211467292233095/?type=3&theater&ifg=1	Melissa
5/17/19	http://www.facebook.com/photo.php?fbid=10211633861757229&set=gm.436995137090400&type=3&theater&ifg=1	Melissa
5/24/19	http://www.facebook.com/themelissaharless/videos/10211675110108412/	Melissa

(1-31-2019) SEC Ad Compliance Form

13

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
2/19/19	http://www.instagram.com/p/Btzi70ig9KL/	Veronika	2/19/19	3/19/19
2/25/19	http://www.instagram.com/p/BuUVrtCAxvH/	Veronika	2/25/19	3/19/19
3/7/19	http://www.instagram.com/p/BuuAFojA56y/	Veronika	3/7/19	3/19/19
3/15/19	http://www.instagram.com/p/BvCnGMugZ2I/	Veronika	3/15/19	3/19/19
3/18/19	http://www.instagram.com/p/BvKGsGOAi27/	Veronika	3/18/19	3/19/19
3/21/19	http://www.instagram.com/p/BvR7QqIglNc/	Veronika
3/22/19	http://www.instagram.com/p/BvUfRseAhQR/	Veronika
3/25/19	http://www.instagram.com/p/BvbxJo8A2_Q/	Veronika
4/10/19	http://www.instagram.com/p/BwFlLkkgi09/	Veronika
4/15/19	http://www.instagram.com/p/BwSiWX5Am4h/	Veronika
4/18/19	http://www.instagram.com/p/BwZ1ZGlgFhQ/	Veronika
4/24/19	http://www.instagram.com/p/BwpMO2oAjcC/	Veronika
5/17/19	http://www.instagram.com/p/BxlRnUgjfGw/	Veronika
5/19/19	http://www.instagram.com/p/BxqwiqwD1JF/	Veronika
5/21/19	http://www.instagram.com/p/Bxtzsgyjcwb/	Veronika
5/23/19	http://www.instagram.com/p/BxzZboqHdtO/	Veronika
5/28/19	http://www.instagram.com/p/Bx_5vAzJQr5/	Veronika

(1-31-2019) SEC Ad Compliance Form

14

Cardone Capital GCTV Advertising

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
N/A	N/A	N/A	N/A	N/A

(1-31-2019) SEC Ad Compliance Form

15

Cardone Capital GCTV Advertising

Date Published	File Name/URL/Screen Shot Title	Posted By:	Email Copy Link	Email Copy Link 2	Reviewed by Compliance Officer	Date Reviewed
1/31/19	This is what you're investing in.	Rachel Hasson			1/31/19	3/19/19
1/31/19	I want to meet with you	Doron Yoets			1/31/19	3/19/19
2/1/19	How do you report to the IRS when investing in Cardone Capital?	Rachel Hasson			2/1/19	3/19/19
2/3/19	Scott couldn't be happier with Cardone Capital	Rachel Hasson			2/1/19	3/19/19
2/3/19	Exclusive invite to Grant Cardone's Private Facebook Group	Rachel Hasson			2/1	3/19/19
2/4/19	What happens to your investment if I pass away	Rachel Hasson			2/3/19	3/19/19
2/5/19	This is what it means to be free	Rachel Hasson			2/4/19	3/19/19
2/5/19	Want access to my next Q&A?	Rachel Hasson			2/4/19	3/19/19
2/5/19	Want access to my next Q&A?	Rachel Hasson			2/4/19	3/19/19
2/6/19	Using your IRA to invest in Cardone Capital	Rachel Hasson			2/7/19	3/19/19
2/7/19	Exclusive Invite to Grant Cardone's Private Facebook Group	Rachel Hasson			2/7/19	3/19/19
2/7/19	This is what our investors are saying..	Rachel Hasson			2/7/19	3/19/19
2/8/19	How much of my own money am I putting in?	Rachel Hasson			2/8/19	3/19/19
2/8/19	This isn't open to the public	Rachel Hasson			2/8/19	3/19/19
2/9/19	The advice I wish I'd heard sooner	Rachel Hasson			2/9/19	3/19/19
2/10/19	Are you an accredited investor?	Rachel Hasson			2/10/19	3/19/19
2/11/19	What properties do multi-billion and trillion-dollar corporations purchase?	Rachel Hasson			2/11/19	3/19/19
2/12/19	Invest with me and let's make history	Rachel Hasson			2/12/19	3/19/19
2/12/19	Is this a legitimate opportunity?	Rachel Hasson			2/12/19	3/19/19
2/13/19	This is how lasting wealth is created	Doron Yoets			2/13/19	3/19/19
2/18/19	Fund IV & V Asset Closed: Projected 15% IRR | 2.50X Multiple	Doron Yoets			2/18/19	3/19/19
2/26/19	Fund IV & V Asset: Update on 10X Living at Delray	Doron Yoets			2/26/19	3/19/19
3/6/19	You've read my real estate book now what?	Doron Yoets			3/6/19	3/19/19
3/11/19	7 Signs You Have a Great Deal	Doron Yoets			3/11/19	3/19/19
3/12/19	We have the answers	Doron Yoets			3/12/19	3/19/19
3/15/19	Over $1.2 Million in distributions	Doron Yoets			3/15/19	3/19/19
3/19/19	Why I Created Cardone Capital	Doron Yoets	http://www.dropbox.com/s/bfwi25gpxrl3ox4/3-19-19%20-%20Why%20I%20Created%20Cardone%20Capital.jpg?dl=0
3/25/19	Arnold Schwarzenegger in Real Estate	Doron Yoets	http://www.dropbox.com/s/oujxuu0zypaiyp2/3-25-19%20-%20Arnold%20Schwarzenegger%20in%20Real%20Estate.jpg?dl=0
3/28/19	Bonus Event at the 10X Business Boot Camp	Doron Yoets	http://www.dropbox.com/s/z3pr617latr7alb/3-28-19%20-%20Bonus%20Event%20at%20the%2010X%20Business%20Boot%20Camp.jpg?dl=0
3/29/19	Bonus Event at the 10X Business Boot Camp	Doron Yoets	http://www.dropbox.com/s/2nzj5kehxkugaft/3-29-19%20-%20Bonus%20Event%20at%20the%2010X%20Business%20Boot%20Camp.jpg?dl=0
3/29/19	Real Estate Briefing is Today at 6PM EST	Doron Yoets	http://www.dropbox.com/s/1ulw60rg311mp21/3-29-19%20-%20Real%20Estate%20Briefing%20is%20Today%20at%206PM%20EST.jpg?dl=0
4/5/19	Is "mailbox" money a real thing?	Doron Yoets	http://www.dropbox.com/s/rrx1okoxjku7pzi/4-5-19%20-%20Is%20%22mailbox%22%20money%20a%20real%20thing%3F.jpg?dl=0
4/18/19	This is what will drive apartments	Doron Yoets	http://www.dropbox.com/s/qi74d33ipii0mum/4-18-19%20-%20This%20is%20what%20will%20drive%20apartments.jpg?dl=0
5/24/19	Important Message From Grant Cardone	Andres Fischborn	http://www.dropbox.com/s/9d8f8f9vm7qfb1m/Important%20Message%20From%20Grant%20Cardone.html?dl=0
5/24/19	Important Message From Grant Cardone	Doron Yoets	http://www.dropbox.com/s/gu92ie8n64g3k8t/5-24-19%20-%20Important%20Message%20From%20Grant%20Cardone%201%20of%202.jpg?dl=0	http://www.dropbox.com/s/8jtodv647ooe01m/5-24-19%20-%20Important%20Message%20From%20Grant%20Cardone%202%20of%202.jpg?dl=0

(1-31-2019) SEC Ad Compliance Form

16

Cardone Capital GCTV Advertising

Date Published	Posted By:	Platform Used:	File Name/URL	Reviewed by Compliance Officer	Date Reviewed
1/31/19	Your Name	Facebook, Instagram, Email, etc	sample.com	Yes / No	3/20/19
3/15/19	Christopher Costa	Instagram	http://www.instagram.com/p/BvDLtsSFY4o/
3/21/19	Christopher Costa	Instagram	http://www.instagram.com/p/BvSbMmWFuX2/
3/15/2019	Andres Fischborn	Instagram	http://www.instagram.com/p/BvDPRqlHXla/
4/5/19	Christopher Costa	Instagram	http://www.instagram.com/p/Bv5F32xl2FI/
4/10/19	Christopher Costa	Instagram	http://www.instagram.com/p/BwF7w6shu5N/
4/18/19	Christopher Costa	Instagram	http://www.instagram.com/p/BwZ27nhBlTb/
4/18/19	Andres Fischborn	Instagram	http://www.instagram.com/p/BwZxcallwkp/
5/13/19	Christopher Costa	Instagram	http://www.instagram.com/p/BxbGj4QBVYj/
5/14/19	Christopher Costa	Instagram	http://www.instagram.com/p/Bxde1bDhAKA/

(1-31-2019) SEC Ad Compliance Form

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Grant Cardone

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January 31 ·

I'm pleased to announce the acquisition of Stella at Riverstone, a Class "A" garden-style apartment community with 351 units located close to excellent schools, major employers, and retail in the heart of Sugar Land, Texas.

Sugar Land is one of the most exclusive and desirable areas in the Houston MSA with extremely high barriers to entry for new multifamily development. The construction quality of Stella at Riverstone is unparalleled in the area. The property offers investors the opportunity for long-term stability, future rent growth, and value appreciation.

Cardone Capital Making Commercial Real Estate Purchases Available to Non-Accredited Investors - cardonecapital.com

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment

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Cardone Capital Making Commercial Real Estate Purchases Available to Non-Accredited Investors

588 — 31 Comments 26 Shares

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Darryl Santell Grant, You right Sugarland is a very prime area. Another area that's been blowing up is Pearland.
Like · Reply · 20w

A.J. Moyer 10x
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Adam Spencer hey gc u good
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Johnny Bautista I got 19 acres in the Woodlands that's unrestricted and I can owner finance.. I have been trying to find developers and even reached out to Ryan.. guess they just focus on places that are built already..
Like · Reply · 20w · Edited — 1

Nawab Shah Nice
Like · Reply · 20w

Travis Foulks It's simply amazing what Uncle GC does!!
Like · Reply · 20w — 2

Dave Walford Fantastic
Like · Reply · 20w

Mario Casseus Congratulations Uncle GC
Like · Reply · 20w

Joshua Lopez Uncle GC, you the game changer!!
Like · Reply · 20w — 1

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Like · Reply · 20w

Vinood Poojary
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Kenneth John Miranda On a flight to Miami for the 10x conference and great to see ya investing in my community back home
Like · Reply · 20w

Jackson Ayers Get into the Austin property arena!
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Joe Symonette Love it
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Prashant Wibhaw It's great move....10X not only a seminar, it's a way of life now for the new generation....I just congratulate Grant Cardone and the team there in MIAMI... salute you all for the action and organising such bold and talented seminar.
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fastest wealth creation investment on the planet today.

Register for the webinar here bit.ly/cardonecapitalw... See More

GRANT CARDONE
REAL ESTATE WEBINAR

20 — 2 Comments 2 Shares

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Anthony Loffurmento YEAH Buddy..!!
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3 hrs ·

DID YOU HEAR??

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Matthew Choy His $1 million is absolutely worthless compared to the 1 million bitcoins "Satoshi Nakamoto" already has in his wallet.. At the current price of $11,746, those 1 million coins are worth $11,746,000,000
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3 hrs ·
New Jersey & The Tri-State Area!!
If you're serious about 10x-ing your business, making more money and blowing up your brand...
Come see Daymond John and me tomorrow night at the Meadowlands Exposition Center ... See More
BREAKTHROUGH WEALTH SUMMIT
TRI-STATE AREA • WEDNESDAY, JUNE 26
42
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Raymond Harfell It's free?
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Mod'dou Ba OK
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GRANT CARDONE
REAL ESTATE WEBINAR
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4 hrs ·
Real Estate questions I get asked... cardonecapital.com/book
- What kind of real estate should I buy?
- How can I buy it and what are the obstacles?
- What exactly is so good about multi-family?... See More
REAL ESTATE
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What happens in Vegas...
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GRANTCARDONE.COM
What Happens in Vegas Stays in Vegas? - Grant Cardone - 10X Your Business and Life
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Grant Cardone
March 11 ·

When I QUIT competing I became more successful.

Rather than trying to beat or be better than another I focus my energies on my potential, rather than what someone else is doing.

Competition is a funny thing. It can inspire you to be better & faster for a moment, but it can also cause a person to be resentful and envious.

I see this with successful people quite often, who become resentful of others who are winning or moving up.

Rather than comparing yourself to what someone else is doing and trying to "beat" them, put your attention back on what you can do, what you're capable of, what your purposes are and invest all your resources into beating your best self without trying to beat or compete with someone else.

While it would seem easy to quit, it was not. It was as though beating others was embedded into my DNA coding. If I wasn't competing I wasn't able to achieve much. Letting go of this didn't happen for me until I got rid of my reactive mind.

Competing for me was very reactive, toxic and limiting. It made me effect (reactive) rather than cause (proactive.). I was always comparing myself to others. I was either less than or better than. Really painful.
When I'm was free of this & no longer competing I became open to collaborating & much more creative thought. This is when I was able to create more products, write more books and start more businesses.

Today I'm able to invite others into my stages and share the spotlight with them.

When I quit competing I was able to work with others & not fear who is better. We got better with others.

Let's partner on a project in the future and be better together rather that try to beat or one up each other.
We lift each other up and both win.

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For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com

I'M NOT IN COMPETITION WITH ANYONE,
SIMPLY TRYING TO BE THE BEST ME
I CAN BE.
GRANT CARDONE

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Kamil Dunowski Real G
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"When you stop competing, there is no competition!"
-Kenny Scheffel
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Earlene Brown #10X
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Loretta L. Mallory There is enough for all of us to win!!!
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3. If you need assistance please email...
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Like · Reply · 15w — 2

Simeon Koffi Wow — 2
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Wayne Mullally I'm gona have a jet just like this 1
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Kanu Ugochukwu Wow nice one boss
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Top Fan
Hermilo Novelo Quiroga BLESSINGS.
Like · Reply · 15w

Grega Gostincar Žan Nekrep Jure Janc Matija Balantic Vid Sedej
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Jure Janc I told similar, before... There is no compelition... Its in our head!!
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Axel Schüttinger Oliver Fischer
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Randall Cold That's why we love you uncle G
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Mkay David good.
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Patel Hesh Totally agree!
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Dave Welford Brilliant
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Rodolfo Sepulveda Thanks Grant . Have a Great week
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Like · Reply · 15w

N Kissando Laitayock Mr Grand cardone
You write something that insipare me ... See More
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Karen Sharoyan Wise word Uncle G
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Ileen Martinez Uncle g
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Porras Neri nice,your moment in good idela
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Grant Cardone
45 mins ·

TONIGHT!

I am going live to talk to you about real estate and why I believe it is the fastest wealth creation investment on the planet today.

Register for the webinar here bit.ly/cardonecapitallv... See More

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3 hrs ·
DID YOU HEAR??
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10X Founder Grant Cardone Offers to Pay $1,000,000 to Bitcoin Creator Satoshi Nakamot...
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Matthew Choy His $1 million is absolutely worthless compared to the 1 million bitcoins "Satoshi Nakamoto" already has in his wallet.. At the current price of $11,746, those 1 million coins are worth $11,746,000,000
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Raymond Harfall It's free?
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Mod'dou Ba OK
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Grant Cardone
3 hrs ·
Tonight I am going live to talk to you about real estate and why I believe it is the fastest wealth creation investment on the planet today.
Register for the webinar here bit.ly/cardonecapfb
GRANT CARDONE
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4 hrs ·
Real Estate questions I get asked... cardonecapital.com/book
- What kind of real estate should I buy?
- How can I buy it and what are the obstacles?
- What exactly is so good about multi-family?... See More
REAL ESTATE
GET YOUR
FREE BOOK
10X.GRANTCARDONE.COM
How to Create Wealth Investing in Real Estate
Get Your FREE COPY of How to Create Wealth Investing in Real Estate.
18
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What happens in Vegas...
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Grant Cardone

Sponsored ·

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7 Signs You Have a Great Deal – Real Estate Investing Made Simple

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The numbers of units are the single most important, yet most overlooked thing in real estate. The number of units multiplied by any rent increase will determine the appreciation of a property in the future. Watch this episode for the 7 signs you have a great real estate deal! And be sure to pick up

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Cardone Capital Making Commercial Real Estate Purchases Available to Non-Accredited Investors

Published on January 31, 2019

Grant Cardone
Real Estate Investor with $1.2 Billion AUM |BestSelling Author 8 books & 13 b... See more
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Grant Cardone purchases 351-Unit Luxury Apartment Development in Sugar Land, Texas

MIAMI (PRWEB) JANUARY 31, 2019—Cardone Capital, a Miami-based multi-family investment firm, is pleased to announce the acquisition of Stella at Riverstone, a Class "A" garden-style apartment community with 351 units located close to excellent schools, major employers, and retail in the heart of Sugar Land, Texas.

Sugar Land is one of the most exclusive and desirable areas in the Houston MSA with extremely high barriers to entry for new multifamily development. The construction quality of Stella at Riverstone is unparalleled in the area. The property offers investors the opportunity for long-term stability, future rent growth, and value appreciation.

Cardone Capital allows both accredited and non-accredited investors opportunity to invest in this large, cash-flow positive deal typically reserved for institutions and high net worth investors.

"Grant Cardone is the first person to put together both real estate expertise and a huge social media following to create a successful crowdfunding platform. Investors

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Stella at Riverstone

Stella at Riverstone is a great opportunity for less experienced, less capitali access the kind of deal usually reserved for big players on Wall Street.

"We're disrupting the real estate industry and changing the way peo great real estate. I'm excited to offer both accredited and non-accred the opportunity to own a piece of property like Stella at Riverstone u owned by the super wealthy." —**Grant Cardone**, CEO of Cardone Cap

With the growing trend of both baby boomers and millennials preferring to own a home, everyone is craving the amenities that Stella at Riverstone ha equipped business center, clubhouse, athletic center, and a spectacular swi tanning shelves and water features.

This is the first acquisition of 2019 for Cardone Capital, which already has 4,774 units and $890 AUM.

For more information on Cardone Capital and investment opportunities, call 833-822-7435 or go to http://www.cardonecapital.com

Stella at Riverstone

About Cardone Capital

Cardone Capital is a private-equity real estate firm that specializes in incoming producing product, mostly in the multifamily housing sector. With 25+ years of experience in the real estate industry, the firm acquires, improves, and operates multifamily real estate in growth markets in five states; Tennessee, Georgia, Alabama, Texas and Florida. Cardone Capital's mission is to identify, acquire and manage income-producing properties in great locations that provide opportunities for investors to preserve capital investments, collect consistent cash distributions while providing future capital appreciation of the assets.

Our offerings under Rule 506(c) are for accredited investors only.

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MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION T INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, W ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULAT GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO http://www.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering qualified by the SEC, no money or consideration is being solicited, and if s prior to qualification, such money will not be accepted. No offer to buy the accepted and no part of the purchase price can be received until the offering qualified. Any offer may be withdrawn or revoked, without obligation or c any kind, at any time before notice of its acceptance given after the qualific person's indication of interest involves no obligation or commitment of any Offering Circular, which is part of the Offering Statement, may be found at http://www.cardonecapital.com

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Real Estate Investor with $1.2 Billion AUM |BestSelling Author 8 books & 13 business programs| Family Man & Business Man
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Published on March 7, 2019

Grant Cardone
Real Estate Investor with $1.2 Billion AUM
|BestSelling Author 8 books & 13 b... See more
919 articles + Follow

Every year about this time Forbes releases their annual Billionaires List.

Jeff Bezos hit #1 on the 2019 list with a fortune of $131 billion.

And Kylie Jenner is now the youngest "self-made" billionaire of all-time.

She's 21.

Much of her wealth is attributed to the success of her makeup company, Kylie Cosmetics.

All in all, there are now 2,153 billionaires in the world.

That's 55 fewer than last year.

While 195 people are new billionaires, 247 dropped out of the list.

Why?

The stock market.

I'm telling you, when I become a billionaire, I will NOT be dropping back out of the list.

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A record 994 billionaires are poorer this year compared to last year.

No alt text provided for this image

Here are some interesting things I found while looking over Forbes Billionaires list:

- *29 of last year's billionaires passed away, illustrating the fact th... buy almost anything, but it can't buy everything.*
- *Donald Trump jumped 51 spots, going from 766th richest person*
- *There are 71 Billionaires under 40.*
- *14 of the 20 richest people live in the USA.*
- *USA has 607 billionaires.*
- *Francoise Bettencourt Meyers, the 15th richest person in the world, is the richest woman in the world. She inherited L'Oréal.*
- *At the turn of the century in 2001, there were just 564 billionaires (today there are over 2,000)*

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Some Quick Billionaire Math:

- Make $20 million a year for 50 years.
- Make $100 million a year for a decade.
- Sell a $500 product to 2 million people.
- If you exclude working weekends and holidays, working just the average 261 days in a year…and you work 8 hours per day, you need to make $478,927 per hour to become a billionaire in a year.

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Will I make the 2020 list?

Will you make the list one day?

Think about it like this:

If 2,153 people have done it, I can do it.

And you can too.

I want to help you get there.

Join me for an exclusive live training on How to Create Multiple Flows of Income.

Because let's face it—every billionaire, even every millionaire has more than one flow going.

I'll be covering material I've never publicly taught before.

Reserve your spot HERE

Be Great,

GC

Grant Cardone is a New York Times bestselling author, the #1 sales trainer in the world, and an internationally renowned speaker on leadership, real estate investing, entrepreneurship, social media, and finance. His 5 privately held companies have annual revenues exceeding $100 million. Forbes named Mr. Cardone

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media seeking commentary and insights on real topics that matter. H... appears on Fox News, Fox Business, and MSNBC, and writes for For... Magazine, Business Insider, CNBC, and Entrepreneur. He urges his f... clients to make success their duty, responsibility, and obligation. He ... resides in South Florida with his wife and two daughters.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY B... YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE Y... MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME ... WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS ... NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION T... INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, W... ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULAT... GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU... TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com

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Wim van Oel · 2nd
Webdesigner - Online Marketer - High Ticket Closer
I love this informations about billionaires. I didn't think for selling $500 product to 2 million people would generate 1 billion dollars in revenue.. It looks small that way. Thanks!
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GLEN JACKSON · 2nd
Designer investor developer of real estate with primal focus on prewar historic structure conversion

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WHAT DOES IT TAKE TO RECEIVE $50,000 IN YEARLY DIVIDEND INCOME?
17,123 SHARES AT A COST OF $2,910,910
INVEST $833,333 WITH CARDONE CAPITAL

How to earn $50,000 a year in dividends?

Published on February 12, 2019

Grant Cardone
Real Estate Investor with $1.2 Billion AUM
|BestSelling Author 8 books & 13 b... See more

910 articles + Follow

My entire life I have been fascinated with the idea of earning passive income. I once read a quote by Warren Buffet, saying, "*If you don't find a way to earn money while you sleep, you will work until you die.*" This really hit home for me because my dad died when he was only 52 years of age. When he died so did the income from his job.

I have spent years of my life researching the types of investments that would provide passive income for my family, charities and myself even if I wasn't working. I wrote the characteristics of the investments so I could hone down to something I was comfortable with. The first requirement was to...

(1) secure the money I had earned,

(2) provide passive monthly income, and lastly

(3) increase in value over time.

I started studying stocks, dividend stocks, bonds, bank CDs, real estate, and other alternative investments. I quickly found most didn't provide 1 and 3. I am a coward when it comes to investing and just simply can not handle the idea of losing what I have worked so hard to get.

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estate it is very difficult, almost impossible,
actually lose your initial capital because
someone will always want to purchase the
cash flow.

Unlike a home you live in, commercial real estate's future value is determi to provide cash flow to investors. The future value of a stock is dependent conditions: politics, technology disruptions and developments, economics, conditions, and more.

Pictured above, the office of Cardone Capita

As long as you pick real estate in markets where rents continue to grow, th property should do the same. Unlike stocks, real estate can provide monthl its investors. The best-known dividend stocks in the world: Coca-Cola, Wa pay quarterly, not monthly.

So, let's do some real practical math to compare investing in stocks vs real estate. You can do the same math with bonds and bank deposits. Let's say you want to earn $50,000 a year in passive income and want to know how much you would need to invest to do so.

Here is the math - Take your desired annual dividend income amount and divide by the dividend percentage.

Desired Income / Dividend Yield = Amount of Investment Required

Let's say you want to know how much Apple stock you would need to buy to earn 50,000 in dividends.

Take the $50,000 and divide by the .0171 dividend yield to get $2,923,976 of Apple stock. Call your buddies at Merrill Lynch and send them a wire for 2.923,976 and cross your fingers and wait for the stock to go up.

Compare that to how much would you need to invest in real estate to earn the same $50,000?

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To determine how much money you would need to invest with Cardone Ca
$50,000, simply divide the $50,000 by 6% = $833,333.

This is what hooked me on real estate, but it gets better than that. An even that your $833k investment buys 3X the real estate or $2.4M. Because real stable cash flow, banks are willing to provide investors with leverage allow
4X the real estate.

The bank knows the debt will be paid off by the real estate's income paid b typically can't borrow money from the bank to buy stocks. You can buy o is very risky. It's crazy to think I can get a loan from Bank of America to b not to buy Bank of America stock. (Let that sink in.)

When I realized I could buy three times the real estate through leverage, e returns and reduce my risk of loss of capital I made real estate my investm choice. Warren Buffet also says, "*Invest in what you know, nothing mo*

Clearly, real estate—like stock—can go down in value due to cycles or economic downturns, but if you don't over leverage (borrow too much) and are still paid monthly from cash flow you can wait out the cycles.

During 2008, during the housing collapse, the cash flow from my apartments went up, not down, and got me through 2008-2009-2010.

Real Estate will be still be there when stocks can go to zero or the businesses are no longer relevant. Remember Circuit City, ToysRUs, Sears, Kmart, Lehman, Blockbuster, and on and on.

Now let's do a little more math. That $833,333 you invested over ten years would have paid you 60% on your investment. 6% x 10 years assuming the rents never went up. And if the rents go up then the value of the property goes up.

My first serious real estate investment was $350k and I bought a property that was worth 1.9M at the time. I earned 12% per year and owned it for four years. By year four, the property had earned almost ½ of my investment in cash flow. A buyer came along and offered me $6M for the property that I had paid 350K for. My partner and I made more money on that one deal that we had ever made from my main job, but the thing I was most excited about...

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took the fear out of investing for me.

Let me know what your take-aways are or where I might have missed som if you had bought Google, Netflix, Amazon, or Bitcoin when they were fi market you would have made a lot of money, but this article isn't about m about how you can create passive income of $50,000 a year.

CardoneCapital.com is now open for accredited and non-accredited invest buy institutional quality real estate and allow the average investor to get a extraordinary real estate typically owned by major financial institutions. F information go to CardoneCapital.com

Grant Cardone

CEO, CardoneCapital.com

Grant Cardone is a New York Times bestselling author, and an inter renowned speaker on leadership, real estate investing, entrepreneur media, and finance. His 5 privately held companies have annual rev
$100 million. Forbes named Mr. Cardone #1 of the "25 Marketing Influencers to Watch." He currently resides in South Florida with his wife and two daughters.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com

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Cameron Mata · 2nd
Solar Consultant

Grant helping non accredited investors. People missed the point of the cash flow lol.

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Cameron Mata · 2nd
Solar Consultant

Thomas Edward Cameron.powur@icloud.com

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Cameron Mata · 2nd
Solar Consultant

Cameron Mata **858. 883.1077**

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4mo ···

Antonio Gray
Self employed

Making money in mind sleep lol sounds like a sweet dream to me

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How to Lose $700 Million

Published on February 6, 2019

Grant Cardone
Real Estate Investor with $1.2 Billion AUM
|BestSelling Author 8 books & 13 b... See more

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Let me tell you a story today of how Mike Tyson went through $700 million dollars of career earnings, and what his net worth would be today in 2019 if he had invested with me at Cardone Capital instead.

For those of you who may not be familiar with him, Mike Tyson was the heavyweight boxing champion of the world.

Back in 1987, at just 21 years old, he was making more money in one night to fight than many people make in their entire life.

But he didn't have the financial knowledge to handle the big money coming his way.

He grew up in the late 1970's in Brownsville, New York, a bad neighborhood in Brooklyn that has the highest poverty rate of any neighborhood in New York City.

Brownsville has the most densely concentrated area of public housing in the United States, and it's consistently considered to be the murder capital of New York City by ranking 69th out of 69 precincts for crime.

Mike Tyson joined a local gang who committed robberies—and by age 13 he had already

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After getting sentenced to prison for rape, he got out after 3 years in 1995 a million.

By 2004, before his 39th birthday, he was $38 million in debt….

This is How Mike Tyson Lost Hundreds of Millions of Do

#1 Lavish Parties

Details of this event are hard to find, but in 1996 when Mike turned 30, arc were invited to Mike's luxury estate in Connecticut. Security for the party i off-duty police officers. He spent $410,000 for the one-night celebration.

#2 Houses

Speaking of Tyson's Connecticut mansion, this 50,000-square-foot estate is the same house that 50 Cent bought a few years later from Mike's ex-wife. When 50 Cent went bankrupt in 2015, it came out that this mansion's mortgage, property tax, and other maintenance fees cost him $67,000 a month.

But this wasn't the only house Tyson bought. Mike also had estates in Maryland, Ohio, and Las Vegas.

These were the types of places with 10+ bedrooms, infinity pools, basketball courts, gold-plated furnishings, and ponds. One of these mansions even had an on-site casino and a nightclub inside.

#3 A 24-Karat Gold Bathtub

As a gift for his wife, Mike bought quite possibly the most expensive bathtub in the world, dropping $2,200,000 on a bathtub inside his Ohio mansion.

#4 Employing People Who Don't Bring Any Revenue

Mike hired an animal trainer for $125,000 a year to take care of his pet Siberian tigers. He also employed an entourage of people, including bodyguards, chauffeurs, chefs, and gardeners.

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#5 Expensive Cars

Tyson bought 111 cars. He owned a limited-edition Bentley Continental SC and was one of only 73 ever made.

He owned several Ferraris, Lamborghinis, a Range Rover, a Mercedes-Ben
Rolls Royce—which he totaled in accident and left at a garage and told the

A few times he even got phone calls from the police after members of his e pulled over driving cars he forgot he had even bought.

Buying a luxury vehicle isn't a good investment, but buying a fleet of luxu crazy!

#6 Jewelry and Clothes

Tyson spent $100,000 a month on jewelry and clothes, including things like a diamond-coated watch for $800,000 and an emerald and diamond bracelet for $250,000.

Mike Tyson had no financial direction and went broke.

He routinely spent $10,000 to $12,000 a day with his "walk around" cash.

The hundreds of millions he made over his boxing career vanished within a few short years.

Since going bankrupt, his net worth in 2019 is now back up to $3 million by doing numerous TV and movie appearances and debuting a show in Las Vegas at the MGM Grand.

What if Mike Tyson did Cardone Capital?

If Tyson invested the $300 million he had after getting out of prison in 1995 with me, what would he have today?

To put things in perspective, I bought my first multifamily apartment deal in 1995 with a down payment of $350,000. This bought me a $1,900,000 property in San Diego.

That was the seed money that has turned into 4,774 units and an $890 million-dollar portfolio.

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He likely could have doubled or even tripled his money within 6 to 12 year
2019, he'd easily be a billionaire. And he'd have more cash flow coming i than his entire net worth is now.

Invest or Spend?

As you make money in life, you can choose to spend it or invest it. If you i more money to spend later. If you spend, you'll have less money to invest l

I'd encourage you to learn more about Cardone Capital and how you can j your wealth.

I'd also encourage you to check out my upcoming 10X Business Boot Can likely not going to make millions of dollars boxing like Mike Tyson—you'
how to grow a business and increase your income.

Be great,

GC

Grant Cardone is a New York Times bestselling author, the #1 sales trainer in the world, and an internationally renowned speaker on leadership, real estate investing, entrepreneurship, social media, and finance. His 5 privately held companies have annual revenues exceeding $100 million. Forbes named Mr. Cardone #1 of the "25 Marketing Influencers to Watch in 2017". Grant's straight-shooting viewpoints on the economy, the middle class, and business have made him a valuable resource for media seeking commentary and insights on real topics that matter. He regularly appears on Fox News, Fox Business, and MSNBC, and writes for Forbes, Success Magazine, Business Insider, CNBC, and Entrepreneur. He urges his followers and clients to make success their duty, responsibility, and obligation. He currently resides in South Florida with his wife and two daughters.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION T…

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GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU
TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering qualified by the SEC, no money or consideration is being solicited, and if s prior to qualification, such money will not be accepted. No offer to buy the accepted and no part of the purchase price can be received until the offering qualified. Any offer may be withdrawn or revoked, without obligation or c any kind, at any time before notice of its acceptance given after the qualific person's indication of interest involves no obligation or commitment of any
Offering Circular, which is part of the Offering Statement, may be found at
www.cardonecapital.com

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Patrick Cadet, BSW · 2nd
Social Worker
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Jamie Cajucom **read this**

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Dean Fortin
Please send a request to Requests@Shamans.ca for products and services, view g1me/u/sh5dv
4mo

With a publish/subscribe library, clearly you didn't subscribe to the valuable data, and publish put it to good use, then better better use, then the best use possible. Unit pricing on IndigiTrade.ca for sale of your unit price at the best affordable deal you can justify. 700 million diverted, re-planned, NameSpaced, and re-invested, ShamansNameSpaced, Codified and now globally publishable. Questions? Send to Requests@Shamans.ca **how to proceed.**

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The 10X Oracle

Published on May 8, 2019

Grant Cardone
Real Estate Investor with $1.2 Billion AUM
|BestSelling Author 8 books & 13 b... See more

910 articles + Follow

An Inside Look at the Life of Grant Cardone and the New Sprawling 10X Headquarters

By a 10X Insider—

The head web developer at 10X Headquarters pops his head up as Grant Cardone—the 61-year-old businessman, social media star, and soon-to-be-billionaire—is seen entering the web team room.

Developers, designers, copywriters, directors, and videographers are all seated in square cubicles. The room becomes quiet.

"*Why haven't we sold any seats yet today for 10XGrowth Con*," Grant asks, looking at the sales board on the wall that digitally shows everyone in the room the latest sales stats for the day.

"*We haven't even sold one?*" Grant questions. "*What are you guys doing in here?*"

Seated at a nearby cubicle is the top Facebook advertising expert in the nation and Instagram legend Alan Lazar (@alan). He jumps into the conversation and explains that they are experimenting with some new ad creatives.

Lazar is referring to the 10X Growth Conference, technically now the world's largest

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That doesn't stop Cardone from pushing to make sales today.

He takes matters into his own hands by tellin his lead developer to create a new landing page for a new deal he wants to promote.

20 minutes later, a new landing page is up. Cardone is already walking aro his phone doing an Instagram story promoting the new page to over 1 milli

Within 10 minutes, a $5,000 seat is sold for an event that has no date or loc yet.

That's the power Cardone yields—the ability to sell and close, to get peopl wallets and exchange their hard-earned money in exchange for quality, val and events—and he does it better than anyone on the planet.

No alt text provided for this image

In the fall of 2010, Grant penned, "*If you want to have it all, you have to assume responsibility for everything*."

You think he's kidding—but he's not.

As much as Cardone knows about sales, he *really* knows personal responsibility. "*There's nobody Grant goes harder on than on himself,*" says his COO Shari Hamilton.

Taking responsibility for his physique, Cardone works out these days as obsessively as he might go after a million-dollar close. Before he hits the office, he can be found in Equinox with his personal trainer.

After one of his sets, he pumps out another Instagram video promoting his latest fund offering for Cardone Capital, his Real Estate company that is revolutionizing the ability for small investors to invest in large multi-family deals.

As absurd as it seems, the greatest sales coach in history might now be more revered in the world of real estate.

There's a property near Houston that he visited recently, a 351-unit behemoth valued at nearly $40 million.

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will work or not. It's almost like magic."

Back in the office, Doron Yoets, an email marketing wizard with a thick Br says, "*It's hard to express the respect I have for the man and what he' world of real estate, giving little guys like me a chance in the future t in trophy properties.*"

It's no longer just the "little guys" though, NFL players and coaches are no 10X headquarters to invest into Cardone's funds.

Former Cleveland Browns coach Hue Jackson was recently seen walking i which isn't unusual, as well-known names like Steve Harvey, John Maxwe John, and Russell Brunson might be seen walking the halls inside Cardone any random day of the week.

Over the past decade, Cardone has gone fro a relatively unknown sales coach in Los Angeles to the creator of the 10X Movemen that is taking the world by storm.

As Cardone recently drove through Beverly Hills in a 6X6 Mercedes, Anthony Scaramucci noted, "*Who understands the importance of cash flow? Legends like Warren Buffett and Grant Cardone.*"

Later in the day, Mike Tyson was yelling in an Instagram post, "*Me and my brother Grant are kicking ass! People need to know what he has to say.*"

No alt text provided for this image

Cardone is leaving a legacy across America, a legacy curated in public, online for everybody to witness.

He flies in his own private jet, patronizes the finest restaurants, gives millions of dollars to charity, and is forging friendships with the nation's top businessmen. And all to a singular purpose. As one source close to Cardone says, "*He just wants to help people.*"

Back in his South Florida office, the Grant Cardone morning meeting is where it all starts each day—a rambunctious gathering of over 115 employees which has forged a team culture that's the envy of business offices around the nation.

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of fascination.

So, we talked with visiting executives, current and former employees, and all to answer a question: Why does Cardone—who is financially set for lif of a multitude of successful businesses—care so much about helping other

Steve Spray, 30, a former farm boy from Indiana who is now an inside mar for Grant, is seen eating a Chipotle burrito in the office kitchen. "*I used to furniture store because I couldn't pay rent even for a studio. I had to but Grant never gave up on me. He is never easy on me, but that's a g makes me keep pushing. He just wants me to succeed.*"

As long as anyone is with Grant, they'll know this: you'll get challenged to exceed your goals. Grant does this in different ways, but always with good

"*He's not subtle with me,*" Dave Robards, a robust 40-something salesma who has been on Grant's payroll for way longer than most make it. "*If I'm sales, he'll let me know about it.*"

No alt text provided for this image

How Grant got into sales traces back over 3 decades, to a small town in Louisiana where there was a nondescript car lot.

It was a sleepy local car business where Grant pounded the pavement, year after year, learning the strategies he'd later use to build Cardone University, a virtual business training tool used now by Fortune 500 companies and tens of thousands of small business owners and entrepreneurs.

Over the years as he worked with companies like Toyota, Sprint, Google, and Aflac, Cardone never forgot his small-town roots.

"*I remember him telling our mom,*" his brother Gary says, "*he wanted to get rich and help a lot of people.*"

Grant became "obsessed" with not just getting his life right, but helping others get their lives right. Today, the fruit of this is finally beginning to show at scale.

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"*Anything for Grant,*" replied Grant's top social media scheduler.

On this Saturday, Grant is spontaneously putting on a 2+ hour impromptu v million Facebook followers.

An hour before it begins, the web team is still scrambling to get everything behind the scenes.

"*It's not always easy,*" says Grant's leading graphic designer, a Serbian in been working in the office for over 6 years. "*But I wouldn't trade it for a*

"*Why all the hustle?*" Jarrod Glandt asks, who has been Grant's right-han
Business Development for a number of years, "*Because there is a target.*

That end goal is reaching 7-billion people o
earth—and helping them.

"*If Grant has a goal, he's going to get it,*" Venezuelan videographer Francisco says.

But the work is not done yet. As much as people in the USA are beginning to recognize Cardone as an A-list celebrity, he is still little known throughout Asia.

The responsibility, as always, is on Grant to make himself known to other nations, even in places where English is not widely spoken.

This is why Cardone recently embarked on a world tour, flying his personal jet to Rome, then planned stops in Bucharest, Singapore and beyond.

"*He wants to meet new people,*" says Cardone's personal assistant who declined to be named. "*He's so eager to introduce himself to those who've yet to hear anything about the 10X Rule because he knows it will help them.*"

The 10X Rule simply states that you should set targets for yourself that are 10X greater than what you believe you can achieve and you should take actions that are 10X greater than what you believe is necessary to achieve those goals.

This is what Grant lives by, and the results are speaking for themselves.

One night 3 years ago, at the Forge, a prestigious steakhouse in Miami Beach, Cardone's web team met in a private room where Grant sat at the head of the table, lik

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During a recent yacht party roaming through Biscayne Bay to celebrate his entire company was on board to celebrate.

Perks like this routinely happen while working for Mr. 10X himself. But to whom much is given, much is expected. Those who do well in the company come early and stay late most days.

Nowadays, however, despite the continued expansion, the competition to get a job inside 10X Headquarters is ramping up. Frank Kern, a digital marketing expert with a multi-million business of his own, said he became so enamored with Cardone's content that he reached out to him to form a partnership.

The best Clickfunnel guys, the best salespeople, and the best real estate people in the nation are flocking to work for him.

Meanwhile, the previous office in Miami Beach became too small so 10X Headquarters was relocated to nearby Aventura, but the team has been expanding so quickly that last year Cardone had to actually buy the building and kick out the bank that was occupying the other side.

"*If you don't go all in, you will eventually contract, and because contracting is a form of retreating, it violates the concept of the 10X Rule, which demands that you continue to act, produce, and create in massive quantities.*" —Grant Cardone

When will enough be enough?

No alt text provided for this image

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It's part of his million-dollar giveaway where he literally is giving away $1 every single day until the New Year.

The problem is, he's having trouble getting people to claim it.

At a team meeting earlier in the day, the web team had to discuss how to g
Grant was freely giving money to on social to actually claim their winning

"*You think sales is hard?*" Grant said, roaming the halls of 10X Headqu to even give money away."

As Grant goes live again to prepare to give another $1,000, a staffer stands
"*You're too generous for these people,*" he says.

He isn't knocking Grant's followers, he's referencing the fact that most peo it was too good to be true.

When something appears to be too good to be true, it usually is—until it's not. Deep down, most people dream of being wealthy, but the strategy, tactics—and most importantly, the mindset, is missing.

"*Nobody wants to stay at $50,000 a year,*" Grant has quipped.

But his words resonate.

Follow the comments on his YouTube videos and you'll see time and time again the lives being impacted.

"*Grant sees potential, not only in himself...but in others,*" says Anthony Dellicarpini, a millennial hipster who has 10Xed his life under Grant's teachings.

And that's what separates 10X Headquarters from any place on earth.

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Want to work for Grant? Visit https://grantcardone.com/careers/

Want Grant Cardone training? Visit https://grantcardone.com/cu

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Disclaimer for Cardone Capital:

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY B
YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE Y
MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME
WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS
NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION T
INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, W
ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULAT
GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU
TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering qualified by the SEC, no money or consideration is being solicited, and if s prior to qualification, such money will not be accepted. No offer to buy the accepted and no part of the purchase price can be received until the offerin qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1

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Awesome!
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10X RULE

The Secret to Making Money in Your Sleep

Published on April 1, 2019

Grant Cardone
Real Estate Investor with $1.2 Billion AUM
|BestSelling Author 8 books & 13 b... See more

910 articles + Follow

Have you ever wondered what people mean when they say, *"To have true financial freedom you have to earn money in your sleep"*?

My whole life I've been fascinated with the concept.

I recently did a poll on Twitter where I asked the question, *"If you could improve one thing in your financial life what would it be?"*

Over 1600 people responded to the poll and 63% said passive income is the thing they would want to improve.

No alt text provided for this image

That has been the number one thing I've worked on for 20 years in my financial planning. While I am more than willing to work hard, I researched what to do with my money to earn passive income in my sleep.

I'm talking about creating passive income from multiple directions so that in case I was not able to work, or worse, I was no longer around, I will continue to take care of my family.

I looked at stocks, mutual funds, annuities, network marketing, real estate, REITs, bonds and

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See, when I was 10 my dad died and when he did the monthly income stop affected our family.

I set to figure this out so it would never happen to my wife, kids & charitie passed.

The goal was to...

1. **Create a vehicle that would provide monthly income whether I wo**
2. **It would be virtually indestructible.**
3. **It could continue without my involvement.**
4. **It had great potential to appreciate and almost no chance to go dov**

Well, I figured it out—and once I figured out how to handle this for myself creating a way to do it for others.

Very few investments offer dependable passive income every month.

No alt text provided for this image

When I created Cardone Capital I insisted on paying myself & investors monthly.

Almost no one does this! Certainly not the biggest financial entities or REITS—and when they do, the investor is reduced to ownership in a piece of paper, not the property itself.

In the first 18 months Cardone Capital has raised $180,000,000.

Just last month I signed off on $1.265M in monthly distributions.

> *It is said the bigger the problem you solve the bigger the upside.*

Based on our start this is going to be massive & everyone wins.

While allowing investors to ride in deals with me is a new project, I've been doing this for myself, close friends and family for 25 years.

Register at CardoneCapital.com/investnow to get started today.

Make money while you sleep!

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Grant

Grant Cardone is a New York Times bestselling author, the #1 sales t world, and an internationally renowned speaker on leadership, real entrepreneurship, social media, and finance. His 5 privately held con annual revenues exceeding $100 million. Forbes recently named Mr.
the "25 Marketing Influencers to Watch". Grant's straight-shooting v the economy, the middle class, and business have made him a valuab media seeking commentary and insights on real topics that matter. I appears on Fox News, Fox Business, and MSNBC, and writes for For
Magazine, Business Insider, CNBC, and Entrepreneur. He urges his f clients to make success their duty, responsibility, and obligation. He resides in South Florida with his wife and two daughters.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY B
YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE Y
MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1

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Lisa D CT · 2nd

My minimum investment would be an insult to you! (edited)

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The Truth About Monopoly

Published on February 8, 2019

Grant Cardone
Real Estate Investor with $1.2 Billion AUM
|BestSelling Author 8 books & 13 b... See more

919 articles + Follow

Did you know the popular game Monopoly had leftwing, communist origins?

In 1903 a feminist named Lizzy Magie didn't like what she saw as problems during the latter half of the 1800's with income inequalities.

She wanted a board game to play that would reflect her political views.

Believing the system of "land-grabbing" had bad consequences, she named her new board game "*The Landlord's Game*".

The version Magie originated did not involve the concept of a monopoly; for her, the point of the game was to show the potential exploitation of tenants by "greedy" landlords.

Here's what it originally looked like:

Luckily, a man named Charles Darrow sold a similar version of the game rebranded to "Monopoly" in the 1930's to Parker Brothers, and it became a phenomenal success, eventually making him millions.

In fact, Monopoly became the best-selling

Could you imagine... playing the game where your properties got seized i or paying ridiculous high taxes so that all your income got redistributed am players?

Nobody would play that, because nobody likes to work hard only to let oth benefits of their labors.

This is why all board games have a winner, it gives players a goal to shoot

You want to win, right?

And here's the deal— sometimes life isn't all that different than a board ga

If the object of your game right now is to accumulate wealth, then good fo

That's a noble ambition.

Play to win!

Some people will criticize you for it, but last I checked, we live in a capitalist society in the United States.

There's nobody stopping you from getting Park Place or Boardwalk.

In the game of Monopoly, if someone lands on this spot late in the game, when you have a hotel, the rent is $2,000.

Game over.

There's a reason why places like Baltic Ave. are cheap—it's a low level property and you cannot set your winning strategy around it.

It's a simple concept and everyone can understand:

Expensive properties yield higher rents, cheaper properties yield lower rents.

The more expensive a property is, the more valuable it is.

Cash flow.

Do you want to own the Boardwalk or Baltic Ave.?

That's why at Cardone Capital we go for high end, luxury, multifamily apa

Because we're not playing with Monopoly money—we're playing with ou we're playing to win.

And when you invest with us, you can win too. Because your monthly dist sent to others—that monthly check will come to YOU.

Every month, you just pass GO and collect your money.

Find out more how you can invest at Cardone Capital HERE.

Be Great,

GC

Grant Cardone is a New York Times bestselling author, the #1 sales trainer in the world, and an internationally renowned speaker on leadership, real estate investing, entrepreneurship, social media, and finance. His 5 privately held companies have annual revenues exceeding $100 million. Forbes named Mr. Cardone #1 of the "25 Marketing Influencers to Watch in 2017". Grant's straight-shooting viewpoints on the economy, the middle class, and business have made him a valuable resource for media seeking commentary and insights on real topics that matter. He regularly appears on Fox News, Fox Business, and MSNBC, and writes for Forbes, Success Magazine, Business Insider, CNBC, and Entrepreneur. He urges his followers and clients to make success their duty, responsibility, and obligation. He currently resides in South Florida with his wife and two daughters.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

prior to qualification, such money will not be accepted. No offer to buy the accepted and no part of the purchase price can be received until the offering qualified. Any offer may be withdrawn or revoked, without obligation or c any kind, at any time before notice of its acceptance given after the qualific person's indication of interest involves no obligation or commitment of any
Offering Circular, which is part of the Offering Statement, may be found at
www.cardonecapital.com

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Bette Leoe
Process Quality Control Expert at BITE Latvija
Dmitry Gusakov
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Michael G. • 2nd
Physician Recruitment | Job Posting | Provider Recruitment | Physician Sourcing | Career Fairs | Hospital Recr... 4mo
By far my 2nd favorite board game to play. Great post.
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Published on February 4, 2019

Grant Cardone
Real Estate Investor with $1.2 Billion AUM
|BestSelling Author 8 books & 13 b... See more

910 articles + Follow

Real estate investing is an increasingly favored method of wealth-building, and there are multiple ways today to invest in private real estate.

Investors who don't want the responsibility of managing tenants, toilets and termites themselves choose either private equity funds or real estate investment trusts (REITs).

High net worth individuals holdings in PRIVATE real estate hits record highs. A Tiger 21 reported by Bloomberg of high-net-worth investors showed they had an average of 33% of their portfolios in private real estate investments.

Traditionally, private equity real estate opportunities have only been available to institutions.

Early on I founded Cardone Capital to allow my wealthy family and friends to invest alongside me. Today, we have opened this opportunity of providing institutional-grade commercial real estate properties available to both my wealth "accredited" investors and all my friends who follow me on social media who are non-accredited.

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wealth, create passive income flows for themselves and their estate while t for appreciation through rent growth.

Just this year we created two funds for our investors, one which produced a investors in under 42 months and the other did 3.45 X return on capital inv
345% over a four year time period.

Over my career investing in a very specific real estate type I have achieved
15% annualized net returns we promote in our offerings.

While I can't guarantee this level of success, I believe for many reasons th real estate fund will almost always out achieve the private REITs for a vari

1. Fees to Promote Funds.

Private REITs have been notorious for their high fees—with many sharing brokers. This upfront expense becomes almost impossible to recoup and of the properties or investors.

In fact the Financial Industry Regulatory Authority (FINRA) now requires private REITs to provide statements to investors showing this drop immediately. This disclosure and public awareness apparently had a negative impact with the public, with private REITs raising almost eighty percent less in funds.

Meanwhile, more cash is flowing into private equity real estate, like Cardone Capital. I refuse to pay any fees or commissions to brokers, reducing ALL the cost of middle men.

My company uses social media crowd funding to create awareness of the deals we are investing in. That way ALL of the investors dollars are invested in the properties.

2. We Buy, Then You Invest.

With a REIT you invest money upfront before the properties are purchased and most of the time you don't know what property you are invested in.

With the REIT the theory is you buy a diversified pool of properties, but in practice, REITs don't start off with a pool of properties and they must start paying dividends to their investors— so, REIT managers have the propensity to invest in properties to generate dividends to pay the investors.

Instead, an entrepreneur-run private equity real estate fund seeks property that provides all the conditions of a great investment; cash flow, location, job growth, rent growth and view of the future so you can exit with a profit.

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3. Tax Advantages.

With a Real Estate Investment Trust the investor is invested in a convertibl unlike the private equity investment that makes the investor a partner in the the full backing of the real property.

In a private equity fund you are a partner in the property rather than a holder of a piece of paper.

The tax implications provides a massive benefit to the investor of a private equity fund over REIT.

4. Monthly Cash Distributions.

Private REITs typically pay every quarter whereas a good private equity firm who manages cash flow and is personally invested in the properties is motivated to pay investors out monthly as they are motivated to pay themselves.

As a real estate operator investing in a property I want to be paid monthly. If there is cash flow I demand we distribute monthly to the investors.

5. Private Equity Mentality vs REIT Mentality.

The mindset of of private equity fund manager is about investing in real property, not the day to day value of a piece of paper created by Wall Street.

In REITs profits take a back seat to Fees. REITs generate most fees through transactions and the SEC warns that deals can be struck just to generate fees.

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finding the right real estate assets that can
produce cash flow over long periods of tim
and create appreciation for the fund manag
and the investors.

Whereas the REIT mentality is fee driven whereby they get to keep their jo based on trades not the asset itself.

The mindset between the daily value of a piece of paper and the long term property changes everything. As an asset operator and manger, I am interes maximizing the growth potential of the property through rent growth and t right buyer at the right time to exit to accomplish our targeted internal rate

6) Taxes.

One of the great benefits of real estate investing is the number of tax advan through depreciation and long term capital gains.

REITs do NOT share these tax advantages with its investors and instead each year send you a 1099 form, as though you work for them.

The private equity firm passes all tax benefits on to its investors, including depreciation and capital recapitalization, while REIT payouts are taxed at an investor's higher ordinary income rate and no depreciation deductions are passed on.

Lastly, The Journal of Wealth Management points out REITs have underperformed the market over the last 10 years.

How To Get Started

Although most private equity real estate funds are available only to institutional investors, there are a number of crowdfunding real estate websites but very few of which offer partnerships to both accredited and non-accredited investors.

While it can be overwhelming to seperate the good real estate managers and investments from the bad, investors should do their homework. When doing your research ask about the Deals you are investing in, not just the terms.

Lets face it, your upside in real estate is determined by the real estate.

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me. Look for funds that are investing in the products they are promoting.

Also, the more transparent and available the executives are the better.

No alt text provided for this image

Pictured above, Stella at Riverstone–Cardone Capital's most recent acquisition.

Always choose investment firms that provide transparency and availability size of your investment. When discussing fees, be interested in how the fur compensated.

Are the fund managers driven by fees or compensated by profits?

It has always served me to pay the fund manager on profits!

Be great,

GC

Grant Cardone is a New York Times bestselling author, the #1 sales trainer in the world, and an internationally renowned speaker on leadership, real estate investing, entrepreneurship, social media, and finance. His 5 privately held companies have annual revenues exceeding $100 million. Forbes named Mr. Cardone #1 of the "25 Marketing Influencers to Watch in 2017". Grant's straight-shooting viewpoints on the economy, the middle class, and business have made him a valuable resource for media seeking commentary and insights on real topics that matter. He regularly appears on Fox News, Fox Business, and MSNBC, and writes for Forbes, Success Magazine, Business Insider, CNBC, and Entrepreneur. He urges his followers and clients to make success their duty, responsibility, and obligation. He currently resides in South Florida with his wife and two daughters.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, W

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TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering qualified by the SEC, no money or consideration is being solicited, and if s prior to qualification, such money will not be accepted. No offer to buy the accepted and no part of the purchase price can be received until the offering qualified. Any offer may be withdrawn or revoked, without obligation or c any kind, at any time before notice of its acceptance given after the qualific person's indication of interest involves no obligation or commitment of any Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com

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Kyle Cardone • 2nd
Associate at Flight Lease Group
4mo

How does a fund created "just this year" produced a return of 121% in "under 42 months"? If the fund has only been around for 12 months at the most, why not say "under a year"? Doesn't make any sense...

Did this stand out to anyone else?

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Ella Hammond • 2nd
Real Estate Investor | Director of Non-Profit ♡ | Capital Formation for Commercial Real Estate and Phila...
4mo

Duh

Like Reply | 1 Like

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REAL ESTATE INVESTMENT

3 KINDS OF DEBT

3 Things to Know about Debt: Cardone...

With $422 billion in credit card debt, $1.27 trillion in auto debt, and mortgage debt of $9.1 trillion, America is drowning in debt.

But what's worse than debt? Dead money!

Dave Ramsey won't teach you this, but America is drowning in not only debt, but dead money. From the $9.1 trillion in mortgage debt, over $5 trillion of that is stuck in equity. That's dead money, and that's the biggest problem.

Here are 3 things about debt to remember:

#1 All debt is not created equal.

There is a difference between credit card debt and borrowing money to get an apartment building that cash flows. There is good debt and bad debt!

#2 You can't grow without debt.

Sorry, but if you want to grow a business, borrow money. Apple and Google do it. Just about every growing,

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rather, how much income do you have? When you have more income than debt, you don't have a debt problem.

If you're looking to get some GOOD debt in your life, register with Cardone Capital [https://cardonecapital.com]. I use big debt to make big income—and you can join me.

Be Great,

GC

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind.

MARCH 11, 2019 | BY GRANT CARDONE

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On today's episode of Cardone Zone I will be talking about debt.

All debt is not created equally, and in today's show I want to show you the kind of debt you want to

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FOR OUR CURRENT REGULATION A OFFERING, ... TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1

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FOR OUR CURRENT REGULATION A OFFERING, ... TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1

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The numbers of units are the single most important, yet most overlooked thing in real estate. The number of units multiplied by any rent increase will determine the appreciation of a property in the future. Watch this episode for the 7 signs you have a great real estate deal!
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On today's show, I talk to you about how to properly analyze the rent roll on a deal. This is one part of the deal you do not want to have a mistake on. It could cost you MILLIONS.

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REAL ESTATE INVESTMENT

ANALYZING THE RENT ROLL

Analyzing Rent Roll - Real Estate Invest...

Are you doing a **rent and lease audit** before you buy a property?

There are 7 things Cardone Capital looks for:

- **Gross Potential Income** — what's the maximum amount you can achieve?
- **Effective Rents** — what's the gross potential minus vacancies?
- **Market Rents** — what are your neighbors renting things for?
- **Occupancy** — how many people are actually living there?
- **Lease Term** — how long tenants are there for?
- **Other Income/Utilities/Concessions/Etc.** — what are the tenants paying for?

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when looking into a new property!

When did the tenant agree to the lease?

When does it terminate?

What are they paying?

Who lives there?

What do they do?

Did they make a deposit?

How are they paying each month?

Remember, buying a property requires a lot of due diligence. Don't rush into something.

At Cardone Capital [https://cardonecapital.com], we take our time before investing in a property, and we only pull the trigger when we know everything about the property and know it's a good deal.

Be Great,

GC

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR

that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com

MARCH 16, 2019 | BY GRANT CARDONE

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Our offerings unde... ...ited investors only.

FOR OUR CURRENT REGULATION A OFFERING, ... TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1

3 MONTHS AGO

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Grant Cardone
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Analyzing the Rent Roll

Are you doing a Rent and Lease Audit before you buy a property? In this episode, Grant runs down the who, what, and when of lease auditing. There are 7 things Cardone Capital looks for:

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CARDONE EQUITY FUND V

Regulation A

Cardone Capital is pleased to present the highly anticipated regulation A multi-family Cardone Equity Fund V. We anticipate this fund will be over-subscribed therefore all funds will be accepted on a first come first served basis. Please view our Offering Circular.

INVEST

CARDONE EQUITY FUND IV

Accredited investors

CEF IV will target opportunities in markets that have demonstrated substantial increases in population and job growth and continue to exhibit attractive long-term demographic indicators. These areas include Austin, Houston, Orlando, Tampa, Savannah, Phoenix, and South Florida.

INVEST

*Our offerings under Regulation D Rule 506(c) are available to accredited investors only.

PROPERTIES UNDER CONTRACT AND RECENT ACQUISITIONS

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Units: 501
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Units: 456
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REGISTER FOR DETAILS

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WHY REAL ESTATE

Real estate is less volatile and has historically outperformed the S&P 500.

Tenants pay monthly rent which covers all expenses and provides profit to the owners.

Tenants pay down the debt which increases your equity, creating long-term wealth.

Depreciation is a free tax write-off that allows you to keep more profits in your pocket.

You can leverage real estate, allowing for the purchase of $100M with only $25M.

0000
Units

WE BUY

Cardone Capital finds the deals, negotiates the purchase and financing, and closes the deal.

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Accredited & Non-Accredited Investors become partners in the actual real estate.

This is NOT a REIT or Stock

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Our portfolio of properties generates monthly rental payments from our creditworthy tenants.

YOU GET PAID

We pay out cash distributions monthly to you, the investor.

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No Middleman Saves You Money

Cardone Capital does not pay fees or commission to anyone for raising money. We provide shares directly to you the investors not through sales people or brokers, events or networks who are paid commissions. This results in more of investors' money being invested in the project.

MULTI-FAMILY REAL ESTATE INVESTMENTS

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© 2019 Cardone Enterprises

The numbers of units are the single most important, yet most overlooked thing in real estate. The number of units multiplied by any rent increase will determine the appreciation of a property in the future. In addition to the number of units, here are 7 more signs you have a great real estate deal!

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND

Are you doing a Rent and Lease Audit before you buy a property? In this episode, Grant runs down the who, what, and when of lease auditing and shows you the 7 things Cardone Capital looks for.

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND

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Would you rather have $100 million in real estate that cash flows OR would you rather have $100 million in stock? Listen in for Grant's top 3 reasons to choose Real Estate!

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND

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In this episode of the Real Estate Show on the Cardone Zone, Grant asks the question about what you should do with $5,000. This is the most often-asked question Grant gets on social media and today on this episode, he answers!

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND

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In this episode of the Real Estate Show, Grant gives you the ins and outs of due diligence and takes caller questions. What is due diligence? A physical, financial, and legal check of a property before you buy it! Don't just focus on looking for bad roof, a paint job, or

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HELP

Today on the Real Estate Show, Grant takes questions from callers and talks about the magic of real estate. Are you ready to raise a billion dollars? What other investment opportunity lets you multiply every $1 you have into $3? Rents will continue to rise over the next 30 years, and Cardone Capital is your opportunity to partner with Grant on big real estate deals to multiply your money with speed.

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND

Listen to this episode of the Real Estate Show to learn how to define the perfect size deal for you!

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND

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Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND

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Would you rather have $100 million in real estate that cash flows OR would you rather have $100 million in stock? Today I answer that question...

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REAL ESTATE INVESTMENT

COMMERCIAL REAL ESTATE VS. STOCKS

Commercial Real Estate vs Stocks

Would you rather have $100 million in real estate that cash flows OR would you rather have $100 million in a stock?

That begs the question, what stock and what real estate are we talking about here?

How long is the investment period for?

Go to Google and there's not one data report on commercial real estate vs stocks. But I'm here to tell you that if you take one of the best stocks, an Apple or a Google, and compare it to a good piece of property like an apartment building, there are 3 main reasons you should go with the real estate OVER the stock.

#1 Control

You have more control in real estate than you do with stocks. When you buy a stock, you don't control what happens to the business—you just hope it goes well.

#2 Leverage

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Stocks don't give you a monthly check!

No matter how you look at it, the bottom line is that commercial real estate gives you more control, leverage, and cash flow than stocks give you.

That's why I don't invest in stocks, I invest in real estate. But you have to make the choice for yourself. It's the red pill or the blue pill.

Do you want something with more control, more leverage, and more cash flow, or do you want something that has a higher potential to moon but also a higher potential to crash?

Learn more about what we do here at Cardone Capital [https://cardonecapital.com] and register HERE [https://invest.cardonecapital.com/accounts/register/] to find out how you can potentially invest with me in cash flow positive real estate!

Be Great,

GC

*Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

CARDONE CAPITAL

rjoGgwZUxBTEYxo4TPugY5pUhMLB5ndUt9K4mX25lmGkn_rb8u
aAwlbvQtwldonGcO7R6SmLXlaDY7nZCRPPOnSMTnuSOzbUNb
ef4ZVwlPnTfAqlRn4owSYzvZSair0t98zlD2-
lZkxhLAwWVQaHVL0a8_0Dk4fLg9O1G_loBeg9nUAwWoYZTvG
PCNyTEyFcWrwgStCHsHglzdoQ0Gnl6sQbhXCsPgeEygFLn3Zur
ahtrQy78wN_XfscjJ_W1JHTYJA5SX_PPMkYfUwDj6AZeK92u3_X
1agc9sF5f4sx9aeVputoTAUsH3uFlFhlHXm77OmZeu_0_2nLkZM
5j8Wcb5DBycUueU5yrsEm3zxyNnYjo7ieV7nlFlOi6Q]

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com [https://l.facebook.com/l.php?
u=http%3A%2F%2Fwww.cardonecapital.com%2F%3Ffbclid%3I
hE95twcMVaKvtNWOWR3Ct0JJDZ_TjHx4Se-
LX2c96tTAWvmY0e49zqrNKTpLOOfKx9KLwmgtiEbDDCTX-
BpX3sW2wGjx73qUV_9PpTQZd46V_83vF836r0a3HR3U5HEreq
_8eJYvuHefGtGflPMZ9v8mGejZ57QsMnzOzDacn7DZo5xXhlj41L
c2LIPLcOHA0xA2ecV1UEc8y6aH_OHNaxMDVE0Fl8Vm9qyvtNw

MARCH 11, 2019 | BY GRANT CARDONE

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FOR OUR CURRENT REGULATION A OFFERING, ... TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1

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Disclaimer

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1 [http://www.cardonecapital.com/offering-1].

© 2019 Cardone Enterprises

REAL ESTATE INVESTMENT

DOUBLE DOWN ON YOUR INVESTMENTS

The "Rule of 72" is a way to determine how long an investment will take to double, given a fixed annual rate of interest. By dividing 72 by the annual rate of return, you can know how many years it will take for your investment to double.

The problem with a house is it's going to take a LONG time for your money to double.

The rule of 72 used to show that putting your money in the bank was a great thing to do.

Compound interest rates were higher back when I was growing up, but today if you gave 100K to Bank of America, it would take 72 years or longer for your money to double.

In Japan, it costs you money to keep money in the bank.

For these reasons, you need a new vehicle to invest in. (this is why I created Cardone Capital [https://cardonecapital.com].)

Forget about shoving your cash over to Bank of America, and don't be fooled into thinking that a house is much

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You don't want to lose the original stash of cash that you put into something.

- **Give you at least a 6-10% return**—Anything less than that is just not very good. You don't want average investments, you want good to great investments.
- **Give you the possibility of appreciation**—The best investments don't just give you regular cash flow back, they grow in value over time.
- **Give you tax advantages**—The tax man takes enough from you already, especially if you live in the Soviet state of California. You need to take advantage of every tax relief you can by finding investments that let you legally keep your dough.

The truth is, the bank is used for people who don't trust in themselves.

They hand their money over to someone to give them small returns because they don't want to take the responsibility of investing for themselves.

Don't wait until you are 90 years old for your money to double!

...With This Annual Return On Your Investments

I'm warning you, if you buy a house, you may get "rich", but not until you retire. Who wants to wait that long?

Be great,

GC

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1 [http://www.cardonecapital.com/offering-1].

MAY 6, 2019 | BY GRANT CARDONE

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© 2019 Cardone Enterprises

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New York & New Jersey - we are offering special pricing at our properties in Florida, Texas, Alabama & Georgia for anyone moving out of these states because of taxes.

CardoneCapital.com #taxes #statetax

cardonecapital.com/disclaimer

346 units

6:54 AM - 4 Apr 2019

Grant Cardone
@GrantCardone

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New York & New Jersey - we are offering special pricing at our properties in Florida, Texas, Alabama & Georgia for anyone moving out of these states because of taxes.

CardoneCapital.com #taxes #statetax

cardonecapital.com/disclaimer

346 units

6:54 AM - 4 Apr 2019

CARDONE CAPITAL

CARDONE CAPITAL NEWS

HOW I RAISED $15 MILLION IN 90 MINUTES

How I Raised $15 Million in 90 Minutes...

Back in early February, during 10X Growth Conference 3 [https://10xgrowthcon.com/], I raised $15 million in 90 minutes.

It was the largest entrepreneur conference in the world and I had a big audience who trusted me, I had a product they wanted, I had been cultivating a relationship with these people through my social media for months — in some cases years — and I had everything arranged legally to raise the funds. Last, but certainly not least, I had an incredible offer.

$15,000,000 in 90 minutes.

What I did was combine 6 ingredients together, and it's the same 6 ingredients you can use, to raise ANY amount of money in ANY amount of time.

Here they are, piece by piece:

#1 Have an Audience — You need an audience to tell your story to. No audience, no money.

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tell a story about. Is it something people like and want?

#4 Cultivate Relationships — You need to know people. People invest with people they know.

#5 Have Approval to Raise Funds — You need some sort of fund structure set up, something legal to make things official. For my product, I'm approved by the SEC.

#6 Give an Offer — You need a clear, concise offer that people understand so they can take immediate action.

Follow these 6 steps and you will be able to raise money.

It doesn't matter what industry you're in or what you're raising money for, you need these 6 steps. For me, it's real estate. And the bottom line is that no matter what you're raising money for, you will raise money to the degree you think it's a good thing!

If you want to learn more about joining me at Cardone Capital [https://cardonecapital.com] with our fund offerings, explore this website — my team and I have more than enough information here for you to make a decision.

Be Great,

GC

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED

CARDONE CAPITAL

[https://www.investor.gov/].

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com [https://l.facebook.com/l.php?u=http%3A%2F%2Fwww.cardonecapital.com%2F&h=AT2uE8HI g48QAB6ESRQ80L61VlhJnqvYTi8uZzCChMIFt2fSG-krWFu2K3eD3ju-HLzFKmFmMHqX1uUPaMNxvWAfyfMF109eOII_IICbw_hWzFPM llcB7-OhUk1ZgFToPQnSCkQMml_wh1d_wngOXaiceCcX6pMU-MisthPn-WZ5ZBL0IQM8qVVWrhjvhxMwPEs7u1YJNFpBNGk0tyE7NNBNx 97lMZI1qzQ2rfLG8izEgirLpr9Z9s0BXZnFZHv1321HDy6Cgjk-jw-4n4g17_1FVkEyTuKWiR01gl78rBNG9jprNruOevz8Fuh8fTRhmoV CIToZwG_HEcrO-yksHZGNnxCplXWJmoq3QhggXxPke3EAwGmyOecigIAsV4OdI8 JzMnKQyjaw].

MARCH 25, 2019 | BY GRANT CARDONE

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How to call a broker for a deal - Grant Cardone
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When you're looking to buy real estate, it's an art just getting a broker on the phone. I'm always looking to build relationships with brokers, no matter how big or small they are in their town. The more people that know you, the more people can flow you. To start learning more about the real
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Our offerings under ... ited investors only.

FOR OUR CURRENT REGULATION A OFFERING, ... TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1

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Real Estate Investing Made Simple LIVE every Monday at 12PM EST

Rents are going to go higher for class B for any other types of apartments.There are 4 main types of properties:

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CARDONE CAPITAL

REAL ESTATE INVESTMENT

HOW TO INVEST IN REAL ESTATE WITH $5000

How to Invest in Real Estate with $5000

In this episode of the Real Estate Show I ask the question about what you should do with $5,000. If you had $5,000, would you invest in stocks? Your IRA? A new car? This is the most often-asked question I get on social media and today on this episode, I answer!

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

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OWKLvkME5bi8vY74GIlysR88ArFqzy66R--
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hKlTKaJeGT0DEDnB1708cf_gSq7vzH83F4nzw4Gw7NllQgopSF-
NyUahlBL18LcA20wXvdg_uIJQdWEmI3l9cddJ-
FJpGBUNqLc0iulu_kSHFnis5ez7RsHXOocKXSLimQJaz7ECzMyzH
msPYplAlThgF5wF_gkanlpQZ6-
JTPpkOLLyp4wM5ol7jrbtZF7z2M40Rtyy4VuEKLY4LxMFen64-
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Cs4j9vGC4jDY_2hElVTT8h0ir8EddGjury6xBvvXkGYivwJg].

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com [https://l.facebook.com/l.php?
u=http%3A%2F%2Fwww.cardonecapital.com%2F%3Ffbclid%3I
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gZgUo_AY8M-P8-_084WQ-urcTUEeahxubYvmGWgJA].

MARCH 15, 2019 | BY GRANT CARDONE

CARDONE CAPITAL

© 2019 Cardone Enterprises

M | THE 10X ENTREPRENEUR Sign in Get started

How to Lose $700 Million

Grant Cardone in The 10X Entrepreneur Follow
Feb 6 · 6 min read

Let me tell you a story today of how Mike Tyson went through $700 million dollars of career earnings, and what his net worth would be today in 2019 if he had invested with me at Cardone Capital instead.

For those of you who may not be familiar with him, Mike Tyson was the heavyweight boxing champion of the world.

Back in 1987, at just 21 years old, he was making more money in one night to fight than many people make in their entire life.

> *But he didn't have the financial knowledge to handle the big money coming his way.*

He grew up in the late 1970's in Brownsville, New York, a bad neighborhood in Brooklyn that has the highest poverty rate of any neighborhood in New York City.

Brownsville has the most densely concentrated area of public housing in the United States, and it's consistently considered to be the murder capital of New York City by ranking 69th out of 69 precincts in crime.

Mike Tyson joined a local gang who committed robberies — and by age 13 he had already been arrested 13 times.

Coming from the ghetto, Mike never had money before and didn't know how to manage his $30 million dollar paydays for winning a big boxing match.

After getting sentenced to prison for rape, he got out after 3 years in 1995 and still had $300 million.

By 2004, before his 39th birthday, he was $38 million in debt….

M | THE 10X ENTREPRENEUR Sign in Get started

Details of this event are hard to find, but in 1996 when Mike turned 30, around 700 guests were invited to Mike's luxury estate in Connecticut. Security for the party included hiring 12 off-duty police officers. He spent $410,000 for the one-night celebration.

#2 Houses

M | THE 10X ENTREPRENEUR Sign in Get started

out that this mansion's mortgage, property tax, and other maintenance fees cost him $67,000 a month.

But this wasn't the only house Tyson bought. Mike also had estates in Maryland, Ohio, and Las Vegas.

These were the types of places with 10+ bedrooms, infinity pools, basketball courts, gold-plated furnishings, and ponds. One of these mansions even had an on-site casino and a nightclub inside.

#3 A 24-Karat Gold Bathtub

As a gift for his wife, Mike bought quite possibly the most expensive bathtub in the world, dropping $2,200,000 on a bathtub inside his Ohio mansion.

#4 Employing People Who Don't Bring Any Revenue

M | THE 10X ENTREPRENEUR Sign in Get started

Mike hired an animal trainer for $125,000 a year to take care of his pet Siberian tigers. He also employed an entourage of people, including bodyguards, chauffeurs, chefs, and gardeners.

None of these people were assets bringing in any revenue, they were simply monthly expenses that drained his savings.

#5 Expensive Cars

M | THE 10X ENTREPRENEUR Sign in Get started

Tyson bought 111 cars. He owned a limited-edition Bentley Continental SC that cost $500K and was one of only 73 ever made.

He owned several Ferraris, Lamborghinis, a Range Rover, a Mercedes-Benz 500, and a 1995 Rolls Royce — which he totaled in accident and left at a garage and told them to keep it.

A few times he even got phone calls from the police after members of his entourage were pulled over driving cars he forgot he had even bought.

Buying a luxury vehicle isn't a good investment, but buying a fleet of luxury vehicles is crazy!

#6 Jewelry and Clothes

Tyson spent $100,000 a month on jewelry and clothes, including things like a diamond-coated watch for $800,000 and an emerald and diamond bracelet for $250,000.

> *Mike Tyson had no financial direction and went broke.*

He routinely spent $10,000 to $12,000 a day with his "walk around" cash.

The hundreds of millions he made over his boxing career vanished within a few short years.

Since going bankrupt, his net worth in 2019 is now back up to $3 million by doing numerous TV and movie appearances and debuting a show in Las Vegas at the MGM Grand.

What if Mike Tyson did Cardone Capital?

If Tyson invested the $300 million he had after getting out of prison in 1995 with me, what would he have today?

To put things in perspective, I bought my first multifamily apartment deal in 1995 with a down payment of $350,000. This bought me a $1,900,000 property in San Diego.

That was the seed money that has turned into 4,774 units and an $890 million-dollar portfolio.

If Mike had $300 million dollars invested in cash flowing real estate in 1995, he would have been making back then, conservatively, $1.5 million every month in cash flow.

He likely could have doubled or even tripled his money within 6 to 12 years, and by today in 2019, he'd easily be a billionaire. And he'd have more cash flow coming in every month than his entire net worth is now.

M | THE 10X ENTREPRENEUR Sign in Get started

Invest or Spend?

As you make money in life, you can choose to spend it or invest it. If you invest, you'll have more money to spend later. If you spend, you'll have less money to invest later!

I'd encourage you to learn more about Cardone Capital and how you can join me and grow your wealth.

I'd also encourage you to check out my upcoming 10X Business Boot Camp, because you're likely not going to make millions of dollars boxing like Mike Tyson — you'll need to learn how to grow a business and increase your income.

Be great,

GC

Grant Cardone is a New York Times bestselling author, the #1 sales trainer in the world, and an internationally renowned speaker on leadership, real estate investing, entrepreneurship, social media, and finance. His 5 privately held companies have annual revenues exceeding $100 million. Forbes named Mr. Cardone #1 of the "25 Marketing Influencers to Watch in 2017". Grant's straight-shooting viewpoints on the economy, the middle class, and business have made him a valuable resource for media seeking commentary and insights on real topics that matter. He regularly appears on Fox News, Fox Business, and MSNBC, and writes for Forbes, Success Magazine, Business Insider, CNBC, and Entrepreneur. He urges his followers and clients to make success their duty, responsibility, and obligation. He currently resides in South Florida with his wife and two daughters.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)© OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice

M | THE 10X ENTREPRENEUR Sign in Get started

Money Wealth Management Wealth Boxing

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WRITTEN BY

Grant Cardone

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Father, husband, author, entrepreneur & real estate. "Swore if I ever made it I'd help others." Producer of GrantCardoneTV.com a digital entrepreneurial network

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An entrepreneur, sales and business oriented publication build on the framework of a 10X lifestyle.

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Several Years Of Life Left

ANG... Feb 4 · ... 12

Prefer Flexible Work Over Higher Salar

Alice... Dec 6,... 518

Were the Original Smart Networkers

The... Sep 24,... 73

How to Raise Money

I've raised $125 million in the last 14 months.

Why am I telling you that?

Because you should be raising money too.

If you have some cause you care about, if you want to change something in the world, then you WILL need to raise money.

- **Want to help someone with their hospital bills?** You'll need to raise money.
- **Want to start a new business?** You'll need to raise money.
- **Want to run for a political office?** You'll need to raise money.

Any cause worth fighting for, any big goal that will impact this world, requires money. And that means you MUST learn how to raise money if you're going to do what you have in mind.

I can tell you that while raising money is not easy, it's doable if you have the following 3 things:

#1 YOU NEED A PROJECT

What is it that you want to do? You need to be able to have a story to tell. Is it a worthwhile thing for other people to get involved in? Is it interesting to people?

 # 2 YOU NEED AN AUDIENCE

You need to have people to tell your story to. The larger your audience, the more potential money you can raise.

#3 YOU NEED AN OFFER

You need a call to action. Where's the urgency? Why should your audience act now? What will they get? Are you clear what you're asking for?

CARDONE UNIVERSITY
#1 Business Training Platform in the World

Let me go through each of these 3 steps and show you how I've raised $125 million in 14 months.

MY PROJECT:

I'm looking to revolutionize how everyday, ordinary, non-accredited investors can stop depending on crooked Wall Street for their retirement and start putting their hard-earned dollars into REAL assets.

Because the deck is stacked against the little guy.

Vanguard, Blackstone, Goldman (*Wall Street*) and banks are buying the best real estate in America and holding them for long periods of time. The rest of America is encouraged to buy a home or a duplex and get a loan from the banks, or invest in a REIT (*a piece of paper created by Vanguard, Blackstone or Goldman*).

I hired an attorney to create a fund where non-accredited friends, followers, and employees, could all invest with me in the real estate deals I'm doing. My lawyer warned me, *"Grant, do not open this to the little guy,"* and then she went on to tell me it's very expensive and takes a long time.

It cost me almost 30X more to have legal create a fund for non-accredited investors. When I say the deck is stacked against the little guy, I am not being dramatic. To get approval for me to raise money from the *" little guy"* it can cost more than $500,000 and take six months. To create a fund for the wealthy, less than 3% of the population, it costs $15,000 and takes two weeks.

Wall Street doesn't want to compete with Grant Cardone, Wall Street wants you, or they want to stay as the middleman between you and a company like mine.

> Wall Street wants the best deals for themselves, so they make it cost prohibitive for others to create investment opportunities for the little guy.

The rich get richer because the wealthy have access to the best deals and the little guy stays little because he never gets access to the bigger deals.

I am going to change the game of how the little guy invests in real estate. I am investing my time and money to create funds for ALL people to partner with me on trophy real estate.

THAT's my story.

Private Equity Fund vs REIT

MY AUDIENCE:

I'm the first guy to basically use social media on a massive scale to crowdfund real estate.

With over 6 million Facebook followers, over 1 million Instagram followers, and nearly a million YouTube subscribers, I've got an audience on social media.

And I'm not shy to tell them my story.

Why?

Because I know my project will benefit them.

MY OFFER:

You can put as little as $5,000 into my Reg A Cardone Equity Fund.

We find multifamily apartment buildings and buy them, manage them, and eventually sell them so that you don't have any of the headaches that come from being a landlord.

You will get monthly cash flow distributions every month in the form of a check arriving in your mailbox, and when we go to sell the place in a few years, you'll benefit from the appreciation.

My goal is to double, even triple your money—and to have you cash flow while you wait for this to happen.

All you have to do is sign up at cardonecapital.com

By the way—you ARE an equity fund.

You need to fund the things that you care about.

You need to fund your life.

THE 10X RULE
GRANT CARDONE
CLAIM YOUR
FREE COPY
"THE 10X RULE"

By the way, it costs time and energy to raise money.

Here's how much it's costing me to manage Cardone Capital and get my project off the ground:

Cost to Manage a Fund			
Personel		#	Amount
	Accounting	3	325,914.00
	Investor Relations	6	346,866.00
	Deal Acquisition	3	244,790.00
	Legal - in house part	1	91,081.00
	Other payroll related costs		10,942.00
		13	1,019,593.00
Deal related expenses and operating expenses			
	Lost Deals		75,000.00
	Travel		1,606,000.00
	Meals & Entertainment		100,000.00
	Dues & Subscriptions		
	Inclusing Real Analitics		40,000.00
	Computer, Internet & Software		25,000.00
	Recruiting fees		40,000.00
	Professional fees		25,000.00
	Rent		120,000.00
	Other expenses		53,500.00
			2,084,500.00
	Grand Total		3,104,093.00

I'm spending over **$3** million dollars to do this.

But I'm not in it for a salary, I'm in it for a score.

Quit using the excuse you don't have any money...

Because if you don't have any money, go raise it!

Be Great,

GC

*P.S. Subscribe to my newsletter HERE, **and you can get my free How to Create Wealth in Real Estate book** HERE*

Disclaimer: Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com

© 2001 - 2019 Grant Cardone Training Technologies.

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Our offerings unde... ited investors only.

FOR OUR CURRENT REGULATION A OFFERING, ... TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1

5 MONTHS AGO

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Real Estate Investing Made Simple with Grant Cardone Live Every Monday at 12 PM EST

Call in 305-865-8668

Get your seats to see me and the other amazing experts we will have at the 10X Growth Conference 3 https://10xgrowthcon.com/tickets

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Michael Bowen • 6 months ago
Buenos Dias Grant!
I was hoping you could discuss some pro's and con's to the "sale-leaseback" concept for apartments. I think I have found a deal but don't know what I don't know. And of course, prospectus memorandums always look good. Thank you.
Reply • Share ›

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Big 10X Growth Conference
1 comment • 9 months ago
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How to Write an Offer - Real Estate Investing Made Simple
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Our offerings unde ted investors only.

FOR OUR CURRENT REGULATION A OFFERING, TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1

4 MONTHS AGO

In this Show

Grant Cardone
1206 VIDEOS

Ryan Tseko
119 VIDEOS

How to Write an Offer
Don't negotiate price before the write up.
Here are 3 quick tips to keep in mind:

#1 Ask: Simply ask the seller if they are willing to sell. Of course if a property is on the market you know they're willing to sell—but I'm talking

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Michael Bowen • 6 months ago
Buenos Dias Grant!
I was hoping you could discuss some pro's and con's to the "sale-leaseback" concept for apartments. I think I have found a deal but don't know what I don't know. And of course, prospectus memorandums always look good. Thank you.
Reply • Share ›

ALSO ON GRANT CARDONE TV

Big 10X Growth Conference
1 comment • 9 months ago
Joe Taku Sanhanga — lets go GC

How to Handle Disappointment
1 comment • 4 months ago
Darryn Rex — That is AWESOME!

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CARDONE CAPITAL

REAL ESTATE INVESTMENT

MULTI-FAMILY REAL ESTATE IS THE BEST INVESTMENT

I own nearly 5,000 apartments, THIS is why multi-family real estate is the best investment I've made.

In my humble opinion, real estate is the best way to grow your wealth. If you want to get super rich (think billionaire) get involved in real estate — but I'm not talking about just any kind of real estate.

For example, a home is not an investment, because it doesn't pay you each month — you have to pay it.

It's a liability to me, not an asset. Not only does a house leave you less mobile, it ties up your money so you can't use it for real assets.

There are many indications that multi-family apartment investments will continue to be great looking into the 2020's and beyond:

- 75 million Baby Boomers are retiring
- Many of today's apartment complexes may be converted to retirement communities in the future
- Many millennials aren't buying homes

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Once you do, it's easier to get a loan on a multi-family unit than any other piece of real estate. Multi-family is the easiest way to get rich once you're in the game!

Let's say you can find a 49-unit property priced at $35,000 per unit with an 8% cap (the return on investment based on the income a property is projected to create) for $1,750,000.

If you pay cash for this deal at $1,750,000, you would make $140,000 free cashflow per year after expenses. With $450,000 down and financing $1,300,000, the debt payment would be $78,000 per year. This would make you $62,000 cash flow per year. This cannot be done with a home, period.

For the vast majority of people, college never leads to riches, nor does a home. If your goal is to build up $300,000 of equity over 30 years, then buying a home is a way to park your money the same way you would in a savings account or under a mattress. If you want to leverage your money and grow wealth, buying a home is not the way to go.

If you go into multi-family the right way, over the next decade it could be the best investment of your lifetime — and I put my money where my mouth is. I currently own almost 5,000 apartments and will soon have over 10,000. They are not building enough multi-family apartment buildings to keep up with demand.

If you want to get involved in multi-family real estate, start with a minimum of sixteen units, avoid single family residences and condos, and only buy multi-units at one address.

If you struggle with producing enough income to save enough for a significant down payment, you can partner with me in smaller amounts.

CARDONE CAPITAL

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1 [http://www.cardonecapital.com/offering-1].

APRIL 1, 2019 | BY GRANT CARDONE

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Real estate investing is an increasingly favored method of wealth-building, and there are multiple ways today to invest private real estate.

Investors who don't want the responsibility of managing tenants, toilets and termites themselves choose either private equity funds or real estate investment trusts (REITs).

High net worth individuals holdings in PRIVATE real estate hits record highs. A Tiger 21 reported by Bloomberg of high-net-worth investors showed they had an average of 33% of their portfolios in private real estate investments.

> *Traditionally, private equity real estate opportunities have only been available to institutions.*

Early on I founded **Cardone Capital to allow my wealthy family and friends to invest alongside me. Today, we have opened this opportunity of providing institutional-grade commercial real estate properties available to both my wealth "accredited" investors and all my friends who follow me on social media who are non-accredited**

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My personal success investing in real estate over thirty years now is a testament that private equity real estate funds are smart investment vehicles for those who want to protect their wealth, create passive income flows for themselves and their estate while they patiently wait for appreciation through rent growth.

Just this year we created two funds for our investors, one which produced a 121% return to investors in under 42 months and the other did 3.45 X return on capital invested. That's 345% over a four year time period.

Over my career investing in a very specific real estate type I have achieved well over the 15% annualized net returns we promote in our offerings.

While I can't guarantee this level of success, I believe for many reasons the private equity real estate fund will almost always out achieve the private REITs for a variety of reasons.

1. Fees to Promote Funds.

Private REITs have been notorious for their high fees — with many sharing 10% with brokers. This upfront expense becomes almost impossible to recoup and offers no value to the properties or investors.

In fact, the Financial Industry Regulatory Authority (FINRA) now requires private REITs to provide statements to investors showing this drop immediately. This disclosure and public awareness apparently had a negative impact with the public, with private REITs raising almost eighty percent less in funds.

Meanwhile, more cash is flowing into private equity real estate, like Cardone Capital. I refuse to pay any fees or commissions to brokers, reducing ALL the cost of middlemen.

My company uses social media crowdfunding to create awareness of the deals we are investing in. That way ALL of the investors' dollars are invested in the properties.

2. We Buy, Then You Invest.

With a REIT you invest money upfront before the properties are purchased and most of the time you don't know what property you are invested in.

With the REIT the theory is you buy a diversified pool of properties, but in practice, REITs don't start off with a pool of properties and they must start paying dividends to their investors — so, REIT managers have the propensity to invest in properties to generate dividends to pay the investors.

Instead, an entrepreneur-run private equity real estate fund seeks property that provides all the conditions of a great investment; cash flow, location, job growth, rent growth and view of the future so you can exit with a profit.

Investing $100K in Real Estate - Grant Cardone

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3. Tax Advantages.

With a Real Estate Investment Trust the investor is invested in a convertible stock certificate unlike the private equity investment that makes the investor a partner in the property, with the full backing of the real property.

> *In a private equity fund you are a partner in the property rather than a holder of a piece of paper.*

The tax implications provides a massive benefit to the investor of a private equity fund over REIT.

4. Monthly Cash Distributions.

Private REITs typically pay every quarter whereas a good private equity firm who manages cash flow and is personally invested in the properties is motivated to pay investors out monthly as they are motivated to pay themselves.

As a real estate operator investing in a property I want to be paid monthly. If there is cash flow I demand we distribute monthly to the investors.

5. Private Equity Mentality vs REIT Mentality.

The mindset of of private equity fund manager is about investing in real property, not the day to day value of a piece of paper created by Wall Street.

In REITs profits take a back seat to Fees. REITs generate most fees through transactions and the SEC warns that deals can be struck just to generate fees.

> *The private equity fund manager is driven by finding the right real estate assets that can produce cash flow over long periods of time and create appreciation for the fund manager and the investors.*

Whereas the REIT mentality is fee driven whereby they get to keep their jobs and fees are based on trades not the asset itself.

The mindset between the daily value of a piece of paper and the long term operation of a property changes everything. As an asset operator and manger, I am interested in maximizing the growth potential of the property through rent growth and then finding the right buyer at the right time to exit to accomplish our targeted internal rate of return.

6) Taxes.

One of the great benefits of real estate investing is the number of tax advantages provided through depreciation and long term capital gains.

REITs do NOT share these tax advantages with its investors and instead each year send you a 1099 form, as though you work for them.

The private equity firm passes all tax benefits on to its investors, including depreciation and capital recapitalization, while REIT payouts are taxed at an investor's **higher ordinary income rate and no depreciation deductions are passed on.**

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Although most private equity real estate funds are available only to institutional investors, there are a number of crowdfunding real estate websites but very few of which offer partnerships to both accredited and non-accredited investors.

While it can be overwhelming to separate the good real estate managers and investments from the bad, investors should do their homework. When doing your research ask about the Deals you are investing in, not just the terms.

> *Lets face it, your upside in real estate is determined by the real estate.*

At Cardone Capital, I personally look at a hundred deals to put a few under contract. And when I do, I assume I am invested in this asset whether anyone invests alongside with me. Look for funds that are investing in the products they are promoting.

Also, the more transparent and available the executives are the better.

Pictured above, Stella at Riverstone — Cardone Capital's most recent acquisition.

Always choose investment firms that provide transparency and availability regardless of the size of your investment. When discussing fees, be interested in how the fund manager is compensated.

Are the fund managers driven by fees or compensated by profits?

It has always served me to pay the fund manager on profits!

Be great,

GC

Grant Cardone is a New York Times bestselling author, the #1 sales trainer in the world, and an internationally renowned speaker on leadership, real estate investing, entrepreneurship, social media, and finance. His 5 privately held companies have annual revenues exceeding $100 million. Forbes named Mr. Cardone #1 of the "25 Marketing Influencers to Watch in 2017". Grant's straight-shooting viewpoints on the economy, the middle class, and business have made him a valuable resource for media

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obligation. He currently resides in South Florida with his wife and two daughters.
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)© OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com

Real Estate Investing Private Equity Reit Real Estate Investments

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An entrepreneur, sales and business oriented publication build on the framework of a 10X lifestyle.

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FOR OUR CURRENT REGULATION A OFFERING, ... TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1

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Joseph Eaton • 5 months ago
Uncle G!! I have been trying to call in for almost an hour and the line has been busy. I am trying to ask you how I can convince my Wife more than buying a single family home to live in is stupid! and that we should use our cash we saved to be income producing property... do you have any advice that I can use to help her change her mind? Thanks! Any discount code for the two day Master real estate conference?

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The 10X Oracle

Grant Cardone in The 10X Entrepreneur Follow
May 9 · 10 min read

An Inside Look at the Life of Grant Cardone and the New Sprawling 10X Headquarters

By a 10X Insider —

The head web developer at 10X Headquarters pops his head up as Grant Cardone — the 61-year-old businessman, social media star, and soon-to-be-billionaire — is seen entering the web team room.

Developers, designers, copywriters, directors, and videographers are all seated in square cubicles.

The room becomes quiet.

"Why haven't we sold any seats yet today for 10XGrowth Con," Grant asks, looking at the sales board on the wall that digitally shows everyone in the room the latest sales stats for the day.

"We haven't even sold one?" Grant questions. *"What are you guys doing in here?"*

Seated at a nearby cubicle is the top Facebook advertising expert in the nation and Instagram legend Alan Lazar. He jumps into the conversation and explains that they are experimenting with some new ad creatives.

Lazar is referring to the **10X Growth Conference, technically now the world's largest business conference — but it's still over 8 months away on this sleepy Thursday morning in April.**

That doesn't stop Cardone from pushing to make sales today.

> *He takes matters into his own hands by telling his lead developer to create a new landing page for a new deal he wants to promote.*

20 minutes later, a new landing page is up. Cardone is already walking around the office on his phone doing an Instagram story promoting the new page to over 1 million followers.

Within 10 minutes, a $5,000 seat is sold for an event that has no date or location announced yet.

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. . .

In the fall of 2010, Grant penned, *"If you want to have it all, you have to assume responsibility for everything."*

You think he's kidding — but he's not.

As much as Cardone knows about sales, he *really* knows personal responsibility. *"There's nobody Grant goes harder on than on himself,"* says his COO Sheri Hamilton.

Taking responsibility for his physique, Cardone works out these days as obsessively as he might go after a million-dollar close. Before he hits the office, he can be found in Equinox with his personal trainer.

After one of his sets, he pumps out another Instagram video promoting his latest fund offering for **Cardone Capital, his Real Estate company that is revolutionizing the ability for small investors to invest in large multi-family deals.**

> *As absurd as it seems, the greatest sales coach in history might now be more revered in the world of real estate.*

There's a property near Houston that he visited recently, a 351-unit behemoth valued at nearly $40 million.

"Grant has the best eye for properties," says Ryan Tseko, who flies around the nation with Grant in search of new deals. *"When he visits a place, he knows right away if it will work or not. It's almost like magic."*

Back in the office, Doron Yoets, an email marketing wizard with a thick Brooklyn accent, says, *"It's hard to express the respect I have for the man and what he's doing in the world of real estate, giving little guys like me a chance in the future to actually invest in trophy properties."*

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isn't unusual, as well-known names like Steve Harvey, John Maxwell, Daymond John, and Russell Brunson might be seen walking the halls inside Cardone Enterprises on any random day of the week.

> *Over the past decade, Cardone has gone from a relatively unknown sales coach in Los Angeles to the creator of the 10X Movement that is taking the world by storm.*

As Cardone recently drove through Beverly Hills in a 6X6 Mercedes, Anthony Scaramucci noted, *"Who understands the importance of cash flow? Legends like Warren Buffett and Grant Cardone."*

Later in the day, Mike Tyson was yelling in an Instagram post, *"Me and my brother Grant are kicking ass! People need to know what he has to say."*

> *Cardone is leaving a legacy across America, a legacy curated in public, online for everybody to witness.*

He flies in his own private jet, patronizes the finest restaurants, gives millions of dollars to charity, and is forging friendships with the nation's top businessmen. And all to a singular purpose. As one source close to Cardone says, *"He just wants to help people."*

. . .

Back in his South Florida office, the Grant Cardone morning meeting is where it all starts each day — a rambunctious gathering of over 115 employees which has forged a team culture that's the envy of business offices around the nation.

But for his followers on social media who've gotten only glimpses of the Grant Cardone morning meeting, his legendary gatherings remain shrouded in mystery and no small amount of fascination.

So, we talked with visiting executives, current and former employees, and guest celebrities, all to answer a question: Why does Cardone — who is financially set for life and the architect of a multitude of successful businesses — care so much about helping others win in life?

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easy on me, but that's a good thing, it makes me keep pushing. He just wants me to succeed."

As long as anyone is with Grant, they'll know this: you'll get challenged to reach and exceed your goals. Grant does this in different ways, but always with good intention.

"He's not subtle with me," Dave Robards, a robust 40-something salesman from Las Vegas who has been on Grant's payroll for way longer than most make it. *"If I'm not making sales, he'll let me know about it."*

How Grant got into sales traces back over 3 decades, to a small town in Louisiana where there was a nondescript car lot.

It was a sleepy local car business where Grant pounded the pavement, year after year, learning the strategies he'd later use to build **Cardone University, a virtual business training tool used now by Fortune 500 companies and tens of thousands of small business owners and entrepreneurs.**

Over the years as he worked with companies like Toyota, Sprint, Google, and Aflac, Cardone never forgot his small-town roots.

"I remember him telling our mom," his brother Gary says, *"he wanted to get rich and help a lot of people."*

> *Grant became "obsessed" with not just getting his life right, but helping others get their lives right. Today, the fruit of this is finally beginning to show at scale.*

. . .

The call comes at nearly 9 pm: *Grant is going to do a live webinar tomorrow with Shark Tank's Daymond John.*

"Anything for Grant," replied Grant's top social media scheduler.

On this Saturday, Grant is spontaneously putting on a 2+ hour impromptu webinar for his 6 million Facebook followers.

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working in the office for over 6 years. *"But I wouldn't trade it for anything."*
"Why all the hustle?" Jarrod Glandt asks, who has been Grant's right-hand man and VP of Business Development for a number of years, *"Because there is a target."*

> *That end goal is reaching 7-billion people on earth — and helping them.*

"If Grant has a goal, he's going to get it," Venezuelan videographer Francisco says.
But the work is not done yet. As much as people in the USA are beginning to recognize Cardone as an A-list celebrity, he is still little known throughout Asia.
The responsibility, as always, is on Grant to make himself known to other nations, even in places where English is not widely spoken.
This is why Cardone recently embarked on a world tour, flying his personal jet to Rome, then planned stops in Bucharest, Singapore and beyond.
"He wants to meet new people," says Cardone's personal assistant who declined to be named. *"He's so eager to introduce himself to those who've yet to hear anything about the 10X Rule because he knows it will help them."*
The 10X Rule simply states that you should set targets for yourself that are 10Xgreater than what you believe you can achieve and you should take actions that are 10X greater than what you believe is necessary to achieve those goals.
This is what Grant lives by, and the results are speaking for themselves.

. . .

One night 3 years ago, at the Forge, a prestigious steakhouse in Miami Beach, Cardone's web team met in a private room where Grant sat at the head of the table, like an Uncle treating his nephew and nieces.

Grant Cardone Social Media Team Celebrate Major Expansion at Forge

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much is expected. Those who do well in the company come early and stay late most days.
Nowadays, however, despite the continued expansion, the competition to get a job inside 10X Headquarters is ramping up. Frank Kern, a digital marketing expert with a multi-million business of his own, said he became so enamored with Cardone's content that he reached out to him to form a partnership.
The best Clickfunnel guys, the best salespeople, and the best real estate people in the nation are flocking to work for him.
Meanwhile, the previous office in Miami Beach became too small so 10X Headquarters was relocated to nearby Aventura, but the team has been expanding so quickly that last year Cardone had to actually buy the building and kick out the bank that was occupying the other side.
"If you don't go all in, you will eventually contract, and because contracting is a form of retreating, it violates the concept of the 10X Rule, which demands that you continue to act, produce, and create in massive quantities." — Grant Cardone
When will enough be enough?

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. . .

It's fall of 2017, and Grant is getting ready to give another $15,000 away on this Friday afternoon.
It's part of his million-dollar giveaway where he literally is giving away $10,000 to $20,000 every single day until the New Year.
The problem is, he's having trouble getting people to claim it.
At a team meeting earlier in the day, the web team had to discuss how to get the people that Grant was freely giving money to on social to actually claim their winnings.
"You think sales is hard?" Grant said, roaming the halls of 10X Headquarters, *"It's hard to even give money away."*
As Grant goes live again to prepare to give another $1,000, a staffer stands by the door. *"You're too generous for these people,"* he says.
He isn't knocking Grant's followers, he's referencing the fact that most people just believed it was too good to be true.
When something appears to be too good to be true, it usually is — until it's not. Deep down, most people dream of being wealthy, but the strategy, tactics — and most importantly, the mindset, is missing.
"Nobody wants to stay at $50,000 a year," Grant has quipped.
But his words resonate.
Follow the comments on **his YouTube videos and you'll see time and time again the lives being impacted.**
"*Grant sees potential, not only in himself…but in others,*" says Anthony Dellicarpini, a millennial hipster who has 10Xed his life under Grant's teachings.

> *And that's what separates 10X Headquarters from any place on earth.*

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. . .

Want to work for Grant? Visit https://grantcardone.com/careers/
Want Grant Cardone training? Visit https://grantcardone.com/cu
Cardone Capital Disclaimer:
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)© OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1

Careers 10x Grant Cardone Sales Workplace

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ever made it I'd help others." Producer of GrantCardoneTV.com a digital entrepreneurial network

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CARDONE CAPITAL

REAL ESTATE INVESTMENT

THE PERFECT SIZE DEAL

Perfect Size Deal: Real Estate investin...

You need to choose the right location and the right product in order to invest in the perfect size deal for you.

Choosing the perfect size deal will cost you time and a great amount of due diligence. At Cardone Capital [https://cardonecapital.com] we eliminate those two factors for you and get you straight to the point.

We've already put in the time and the diligence behind the perfect deal. This is what we do.

By investing with Cardone Capital [https://cardonecapital.com], you will get your money back + minimum of 6% interest AND free your time to pursue other streams of revenue.

Dealing with potential vacant units, updating amenities, cleaning up after tenants move out, are all issues you are going to have to face. Cardone Capital [https://cardonecapital.com] ensures you don't have to deal with the headaches, hassles and bed bugs that come from managing properties at a small level.

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CARDONE CAPITAL

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1 [http://www.cardonecapital.com/offering-1]

APRIL 10, 2019 | BY GRANT CARDONE

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Top 3 Secrets of How to Make Millions in Real Estate

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CARDONE CAPITAL

REAL ESTATE INVESTMENT

Real estate investing is an increasingly favored method of wealth-building, and there are multiple ways today to invest in private real estate.

Investors who don't want the responsibility of managing tenants, toilets and termites themselves choose either private equity funds or real estate investment trusts (REITs).

High net worth individuals holdings in PRIVATE real estate hits record highs. A Tiger 21 reported by Bloomberg of high-net-worth investors showed they had an average of 33% of their portfolios in private real estate investments.

Traditionally, private equity real estate opportunities have only been available to institutions.

Early on I founded Cardone Capital [https://cardonecapital.com/], to allow my wealthy family and friends to invest alongside me. Today, we have opened this opportunity of providing institutional-grade commercial real estate properties available to both my

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[http://10x.grantcardone.com/real-estate-made-simple-book]

My personal success investing in real estate over thirty years now is a testament that private equity real estate funds are smart investment vehicles for those who want to protect their wealth, create passive income flows for themselves and their estate while they patiently wait for appreciation through rent growth.

Just this year we created two funds for our investors, one which produced a 121% return to investors in under 42 months and the other did 3.45 X return on capital invested. That's 345% over a four year time period.

Over my career investing in a very specific real estate type I have achieved well over the 15% annualized net returns we promote in our offerings.

While I can't guarantee this level of success, I believe for many reasons the private equity real estate fund will almost always out achieve the private REITs for a variety of reasons.

1. Fees to Promote Funds.

Private REITs have been notorious for their high fees [http://www.investmentnews.com/article/20151014/FREE/151019 fines-six-ibds-for-failing-to-give-discounts-on-large-reit] —with many sharing 10% with brokers. This upfront expense becomes almost impossible to recoup and offers no value to the properties or investors.

In fact the Financial Industry Regulatory Authority (FINRA) now requires

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public, with private REITs raising almost eighty percent less in funds.

Meanwhile, more cash is flowing into private equity real estate, like Cardone Capital. I refuse to pay any fees or commissions to brokers, reducing ALL the cost of middle men.

My company [https://cardonecapital.com/], uses social media crowd funding to create awareness of the deals we are investing in. That way ALL of the investors dollars are invested in the properties.

2. We Buy, Then You Invest.

With a REIT you invest money upfront before the properties are purchased and most of the time you don't know what property you are invested in.

With the REIT the theory is you buy a diversified pool of properties, but in practice, REITs don't start off with a pool of properties and they must start paying dividends to their investors— so, REIT managers have the propensity to invest in properties to generate dividends to pay the investors.

Instead, an entrepreneur-run private equity real estate fund seeks property that provides all the conditions of a great investment; cash flow, location, job growth, rent growth and view of the future so you can exit with a profit.

Investing $100K in Real Estate - Grant ...

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3. Tax Advantages.

With a Real Estate Investment Trust the investor is invested in a convertible stock certificate unlike the private equity investment that makes the investor a partner in the property, with the full backing of the real property.

In a private equity fund you are a partner in the property rather than a holder of a piece of paper.

The tax implications provides a massive benefit to the investor of a private equity fund over REIT.

4. Monthly Cash Distributions.

Private REITs typically pay every quarter whereas a good private equity firm who manages cash flow and is personally invested in the properties is motivated to pay investors out monthly as they are motivated to pay themselves.

As a real estate operator investing in a property I want to be paid monthly. If there is cash flow I demand we distribute monthly to the investors.

5. Private Equity Mentality vs REIT

investing in real property, not the day to day value of a piece of paper created by Wall Street.

In REITs profits take a back seat to Fees. REITs generate most fees through transactions and the SEC warns [https://www.sec.gov/ieo/investor-alerts-bulletins/ib_nontradedreits.html] that deals can be struck just to generate fees.

The private equity fund manager is driven by finding the right real estate assets that can produce cash flow over long periods of time and create appreciation for the fund manager and the investors.

Whereas the REIT mentality is fee driven whereby they get to keep their jobs and fees are based on trades not the asset itself.

The mindset between the daily value of a piece of paper and the long term operation of a property changes everything. As an asset operator and manger, I am interested in maximizing the growth potential of the property through rent growth and then finding the right buyer at the right time to exit to accomplish our targeted internal rate of return.

6. Taxes.

One of the great benefits of real estate investing is the number of tax advantages provided through depreciation and long term capital gains.

REITs do NOT share these tax advantages with its investors and instead each year send you a 1099 form, as though you work for them.

The private equity firm passes all tax benefits on to its investors, including depreciation and capital and no depreciation deductions are passed on.

Lastly, The Journal of Wealth Management points out REITs have underperformed the market over the last 10 years.

How To Get Started

Although most private equity real estate funds are available only to institutional investors, there are a number of crowdfunding real estate websites [https://investorjunkie.com/48008/real-estate-crowdfunding-comparison/], but very few of which offer partnerships to both accredited and non-accredited investors.

While it can be overwhelming to separate the good real estate managers and investments from the bad, investors should do their homework. When doing your research ask about the Deals you are investing in, not just the terms.

Lets face it, your upside in real estate is determined by the real estate.

At Cardone Capital [https://cardonecapital.com/], I personally look at a hundred deals to put a few under contract. And when I do, I assume I am invested in this asset whether anyone invests alongside with me. Look for funds that are investing in the products they are promoting.

Also, the more transparent and available the executives are the better.

transparency and availability regardless of the size of your investment. When discussing fees, be interested in how the fund manager is compensated.

Are the fund managers driven by fees or compensated by profits?

It has always served me to pay the fund manager on profits!

Be great,

GC

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV [http://www.investor.gov/].

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment

Statement, may be found at www.cardonecapital.com

FEBRUARY 11, 2020 | BY GRANT CARDONE

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